UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOLIDION TECHNOLOGY, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SOLIDION TECHNOLOGY, INC.

1900 N. Pearl Street

Dallas, TX 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 18, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Solidion Technology, Inc. (the “Company,” “we,” “us” or “our”) to be held solely virtually, via live webcast at www.virtualshareholdermeeting.com/STI2026 originating from Dallas, Texas, on November 18, 2026, at 11:00 a.m. Central Time. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. We believe hosting a virtual meeting enables participation by more of our stockholders, while lowering the cost of conducting the meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before 11:00 a.m. Central Time, on November 18, 2026, to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes:

(1)

To elect three Class I director nominees—Jaymes Winters, Karin-Joyce (KJ) Tjon, and Mark Schwartz—to serve until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	To ratify the selection by the Audit Committee of the Board of Directors of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

(3)

To approve an amendment to the Solidion Technology, Inc. 2023 Equity Incentive Plan (the “Incentive Plan”) to increase the number of shares of Common Stock authorized for issuance under the plan by 975,000 shares (the “Equity Incentive Plan Proposal”).

(4)	To approve the redomestication of the Company from Delaware to Texas by a Plan of Conversion (the “Plan of Conversion”) attached as Appendix C to this proxy statement (the “Conversion Proposal”).

(5)	To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

The record date for the Annual Meeting will be September 28, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 18, 2026, at 11:00 a.m. Central Time.

The proxy statement and our Annual Report on Form 10-K are available at www.proxyvote.com.

By Order of the Board of Directors

Vlad Prantsevich

Chief Financial Officer

Dallas, Texas

October 6, 2026

The proxy materials are being made available on or about October 6, 2026.

You are cordially invited to attend the Annual Meeting online. Your vote is important.

Whether or not you expect to attend the meeting online, please complete, date, sign and return the proxy mailed to you, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.

i

SOLIDION TECHNOLOGY, INC.

1900 N. Pearl Street

Dallas, Texas 75201

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 18, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is Solidion Technology, Inc.?

Solidion Technology, Inc. (“Solidion”) is an advanced battery technology company focused on the development and commercialization of next-generation battery materials, components, and energy storage solutions. Headquartered in Dallas, Texas, with research and development (R&D) and manufacturing operations in Dayton, Ohio, Solidion is dedicated to transforming the energy storage landscape by addressing key limitations in current lithium-ion and emerging battery technologies.

The Company specializes in high-performance silicon-rich anode materials, solid-state battery technology, and fire-retardant electrolytes, aiming to enhance the energy density, safety, and cost-effectiveness of lithium-ion batteries. Solidion’s proprietary innovations include graphene-enabled batteries, elastomer-protected electrodes, quasi-solid and solid-state electrolytes, and biochar-derived anode materials, providing sustainable and scalable solutions for the electric vehicle (EV), energy storage system (ESS), and consumer electronics markets.

Solidion holds an extensive intellectual property (IP) portfolio with over 345 active patents (pending and granted) globally, positioning the Company as a leader in silicon anode and solid-state battery technology. Its innovative silane-free production processes for silicon-based anode materials allow for lower manufacturing costs and improved scalability. Additionally, its fire-retardant and polymer-based electrolytes enable safer, high-energy-density batteries compatible with existing lithium-ion cell production infrastructure.

A key milestone in Solidion’s technological advancements is the successful development of a high-energy cylindrical cell, which achieves an exceptional energy density of 305 Wh/kg, significantly higher than conventional lithium-ion batteries, which typically range between 240-260 Wh/kg. This innovation not only enhances the range and performance of EVs but also underscores Solidion’s ability to deliver cutting-edge solutions for high-energy and high-power applications.

The Company has established strategic partnerships with leading industry players, including Giga Solar Materials Corp. and Bluestar Materials Company, to advance the production and commercialization of silicon oxide (SiOx) anode materials in the U.S. These collaborations, along with Solidion’s ongoing engagement with EV original equipment manufacturers (OEMs) and toll-manufacturing partners, position the Company to accelerate the adoption of its next-generation battery solutions.

Solidion is committed to advancing battery technology through continuous R&D efforts, expanding manufacturing capabilities, and optimizing supply chain sustainability. By integrating cutting-edge materials and scalable production methods, Solidion aims to deliver high-performance, cost-effective, and environmentally sustainable battery solutions that address the increasing demand for electrified mobility and renewable energy storage.

We were originally incorporated in Delaware on June 14, 2021, under the name “Nubia Brand International Corp.” as a special purpose acquisition company, formed for the purpose of effecting an initial business combination with one or more target businesses. On March 14, 2022 (the “IPO Closing Date”), we consummated our initial public offering (the “IPO”). On February 2, 2024, we consummated the previously announced business combination (the “Closing”) pursuant to a Merger Agreement, dated February 16, 2023 (as amended on August 25, 2023, the “Merger Agreement”), by and among Nubia, Honeycomb Battery Company, an Ohio corporation (“HBC”), which was formerly the energy solutions division of Global Graphene Group, Inc. (“G3”), and Nubia Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Nubia (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into HBC (the “Merger,” and the transactions contemplated by the Merger Agreement, the “Transactions”), with HBC surviving such merger as a wholly owned subsidiary of Nubia, which was renamed “Solidion Technology, Inc.” upon Closing and we became the owner, directly or indirectly, of all of the equity interests of Honeycomb Battery Company and its subsidiaries.

Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our board of directors (the “Board”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held on November 18, 2026, at 11:00 a.m. Central Time. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

The Notice will provide instructions as to how a stockholder of record may access and review the proxy materials on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice will also provide voting instructions. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Annual Meeting, proxy statement and annual report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

We intend to mail the Notice on or about October 6, 2026 to all stockholders of record, who are entitled to vote at the Annual Meeting. The proxy materials will be made available to stockholders on the internet on the same date.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.proxyvote.com, call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com (if sending an email, please include your Control Number, as defined below, in the subject line). Please have your proxy card in hand when you access the website or call and follow the instructions provided.

When is the record date for the Annual Meeting?

The record date for the Annual Meeting will be September 28, 2026 (the “Record Date”).

Why is Solidion conducting a virtual Annual Meeting?

We believe hosting a virtual meeting enables participation by more of our stockholders, while lowering the cost of conducting the meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including the ability to submit questions in advance and to vote.

How do I attend, participate in, and ask questions during the Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/STI2026. The meeting will start at 11:00 a.m. Central Time on November 18, 2026. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record (the “Control Number”) of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of Common Stock in a “street name.” Instructions on how to attend and participate are available at www.virtualshareholdermeeting.com/STI2026. We recommend that you log in a few minutes before 11:00 a.m. Central Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question during the Annual Meeting, you may log in to www.virtualshareholdermeeting.com/STI2026 using your Control Number, type your question into the “Ask a Question” field, and click “Submit.”

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

●	You may submit questions and comments electronically through the meeting portal during the Annual Meeting.

●	Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments.

●	Please direct all questions to Jaymes Winters, our Chief Executive Officer and Chairman of the Board.

●	Please include your name and affiliation, if any, when submitting a question or comment.

●	Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.

●	Questions may be grouped by topic by our management, and substantially similar questions may be grouped and answered once.

●	Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	Be respectful of your fellow stockholders and Annual Meeting participants.

●	No audio or video recordings of the Annual Meeting are permitted.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/STI2026. Technical support will be available starting at 9:30 a.m. Central Time on November 18, 2026.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote online at the Annual Meeting. On the Record Date, there were               shares of Common Stock outstanding and entitled to vote. Holders of our shares of Common Stock as of the Record Date are entitled to one vote for each share held on all matters to be voted on by stockholders at the Annual Meeting.

In addition, a list of stockholders of record will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting at www.virtualshareholdermeeting.com/STI2026.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held, not in your name, but rather in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You should follow the instructions in the Notice or the voting instructions provided by your broker, bank or other agent in order to instruct your broker, bank or other agent on how to vote your shares.

What am I voting on?

There are four matters scheduled for a vote:

●

Proposal No. 1 - To elect three Class I director nominees—Jaymes Winters, Karin-Joyce (KJ) Tjon, and Mark Schwartz—to serve until the 2029 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

●	Proposal No. 2 - To ratify the selection by the Audit Committee of the Board of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	Proposal No. 3 - To approve an amendment to the Solidion Technology, Inc. 2023 Equity (the “Incentive Plan”) to increase the number of shares of Common Stock authorized for issuance under the plan by 975,000 shares (the “Equity Incentive Plan Proposal”);

●

Proposal No. 4 - To approve the redomestication of the Company from Delaware to Texas by a Plan of Conversion (the “Plan of Conversion”) attached as Appendix C to this proxy statement (the “Conversion Proposal”).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, a proxy will vote as recommended by the Board or, if no recommendation is given, will vote on those matters in accordance with his or her best judgment.

How do I vote?

You may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the proposal to ratify the selection of CBIZ CPAs and the Equity Incentive Plan Proposal, you may vote “For” or “Against” or abstain from voting. For the Conversion Proposal, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

●

To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/STI2026, starting at 10:45 a.m., Central Time on November 18, 2026. (The webcast will open 15 minutes before the start of the Annual Meeting.)

●

To vote in advance of the Annual Meeting through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Control Number from the Notice or the printed proxy card. Your internet vote must be received by 10:59 p.m., Central Time on November 17, 2026, to be counted.

●

To vote in advance of the Annual Meeting by telephone, dial 1-800-690-6903 toll-free using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Control Number from the Notice or the printed proxy card. Your telephone vote must be received by 10:59 p.m., Central Time on November 17, 2026, to be counted.

●

To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1, Proposal No. 3, or Proposal No. 4 without your instructions, but may vote your shares on Proposal No. 2 even in the absence of your instruction. We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this proxy statement.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director, “For” the ratification of the selection of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “For” the approval of the amendment to the Solidion Technology, Inc. 2023 Equity Incentive Plan to increase the share reserve, “For” the approval of the Conversion Proposal. If any other matter is properly presented at the meeting, a proxyholder (one of the individuals named on your proxy card) (the “proxyholders”) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.

Can I revoke my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Chief Financial Officer at Solidion Technology, Inc., 1900 N. Pearl Street, Suite 1750, Dallas, Texas 75201.

●	You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

●	Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (a) for Proposal No. 1 to elect directors, votes “For,” “Withhold” and broker non-votes, (b) for Proposal No. 2 to ratify the selection of CBIZ CPAs, votes “For” and “Against,” as well as abstentions, (c) for Proposal No. 3 on the Equity Incentive Plan Proposal, votes “For” and “Against,” abstentions and broker non-votes and (d) for Proposal No. 4 on the Conversion proposal, votes “For” and “Against,” abstentions and broker non-votes.

Abstentions will have no effect on the outcome of Proposal No. 1 given that the standard for the election of directors is a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions will also have no effect on the outcome of Proposal No. 2 or Proposal No. 3 because these proposals require the affirmative vote of a majority of votes cast, and abstentions are not counted as votes cast. For Proposal No. 4, abstentions will have the same effect as votes against the proposal because Proposal No. 4 requires the affirmative vote of two-thirds of the outstanding shares entitled to vote thereon. Broker non-votes will have no effect on the outcome of Proposal No. 1 or Proposal No. 3. Because the Conversion Proposal (Proposal No. 4) requires the affirmative vote of two-thirds of the outstanding shares of stock of the Company entitled to vote thereon, broker non-votes will have the same effect as votes against Proposal No. 4. We do not expect broker non-votes to exist in connection with Proposal No. 2.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Since Proposal No. 1, Proposal No. 3, and Proposal No. 4, are considered to be “non-routine,” we expect broker non-votes to exist in connection with Proposal No. 1, Proposal No. 3, and Proposal No. 4. Proposal No. 2 is considered to be “routine,” and therefore we do not expect broker non-votes to exist in connection with Proposal No. 2.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

●	Proposal No. 1 - For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors will be elected. You may not vote your shares cumulatively for the election of directors. Broker non-votes and abstentions will not affect the outcome of the election of directors. Accordingly, only votes “For” will affect the outcome.

●	Proposal No. 2 - To ratify the selection of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2026, the proposal must receive “For” votes from a majority of the votes cast by the stockholders present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the outcome of this proposal.

●	Proposal No. 3 – To approve the Equity Incentive Plan Proposal, the proposal must receive “For” votes from a majority of the votes cast by the stockholders present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this proposal.

●	Proposal No. 4 - For the Conversion Proposal, the proposal must receive “For” votes from the holders of two-thirds of the outstanding shares of stock of the Company entitled to vote thereon. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the meeting online or represented by proxy. On the Record Date, there were               shares outstanding and entitled to vote. Thus, holders of at least                shares must be present at the Annual Meeting by virtual attendance or represented by proxy at the meeting to have a quorum. The inspector(s) of election appointed for the Annual Meeting will determine whether or not a quorum is present.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the holders of a majority of shares present at the meeting by virtual attendance or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to disclose preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to disclose the final voting results.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

Requirements for stockholder proposals to be brought before an annual meeting.

Our amended and restated bylaws (“Bylaws”) provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Secretary at Solidion Technology, Inc. (1900 N. Pearl Street, Suite 1750, Dallas, Texas 75201). To be timely for the 2027 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between the close of business on July 21, 2027, and no later than the close of business on August 20, 2027. However, if the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be received no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and no later than the later of the close of business 90th day prior to the 2027 Annual Meeting or the close of business on the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. A stockholder’s notice to the Secretary must also set forth the information required by our Bylaws.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the 2027 Annual Meeting of Stockholders must be received by us not later than June 4, 2027 in order to be considered for inclusion in our proxy materials for that meeting. However, if the date of the 2027 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the anniversary of the 2026 Annual Meeting of Stockholders, then the deadline is a reasonable time before we begin to print and send out proxy materials for the 2027 Annual Meeting of Stockholders.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Notice must be provided between the close of business on July 21, 2027, and no later than the close of business on August 20, 2027.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors consists of seven (7) members, with Mr. Winters serving as Chairman. Our Bylaws provide for a classified Board of Directors divided into three classes, with the classes to be as nearly equal in number as possible, serving staggered three-year terms as follows:

●	Class I, which consists of Jaymes Winters, Karin-Joyce (KJ) Tjon, and Mark Schwartz, whose terms will expire at the Annual Meeting;

●	Class II, which consists of John Davis and Kimi Ellen, whose terms will expire at Solidion’s 2027 annual meeting of stockholders;

●	Class III, which consists of Dr. Bor Jang and Dante W. Robinson, whose terms will expire at Solidion’s 2028 annual meeting of stockholders.

At each annual meeting of stockholders, directors will be elected to succeed the class of directors whose terms have expired. This classification of our Board of Directors could have the effect of increasing the length of time necessary to change the composition of a majority of the Board of Directors. Our Certificate of Incorporation provides that the Board of Directors shall be fixed from time to time by the Board pursuant to a resolution adopted by a majority of the Board.

Upon the recommendation of the Nominating and Corporate Governance Committee, the full Board of Directors has considered and nominated Jaymes Winters, Karin-Joyce (KJ) Tjon, and Mark Schwartz to serve as Class I Directors for a three-year term expiring at the 2029 annual meeting. Action will be taken at the Annual Meeting for the election of these three Class I Director nominees. Mr. Schwartz became a member of our Board of Directors on August 31, 2026. Mr. Schwartz was initially identified as a potential director candidate by the Company’s Chief Executive Officer. Following his identification, the Nominating and Corporate Governance Committee evaluated Mr. Schwartz in accordance with its director candidate evaluation process as described under “Nomination of Director Candidates” and recommended his nomination to the Board.

Unless otherwise instructed, the proxyholders intend to vote the proxies held by them “FOR” the election of the director nominees. All of the nominees have indicated that they will be willing and able to serve as directors. If any of these nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

There are no family relationships between any of the members of our Board of Directors and our executive officers.

Nominees for Election to the Board of Directors in 2026

The following information describes the offices held, other business directorships and the term of service of each director nominee, as well as the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the director nominee should serve as a director. Beneficial ownership of equity securities for these director nominees is shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Class I Director Nominees to Serve for a Three-Year Term Expiring at the 2029 Annual Meeting.

Jaymes Winters. Jaymes Winters, age 64, has served as Chief Executive Officer and as a Solidion director since 2022, which includes its predecessor, Nubia Brand International Inc., a Special Purpose Acquisition Company traded on NASDAQ under the ticker symbol NUBI. Mr. Winters has served as Chairman of our Board since September 16, 2026. Previously, Mr. Winters has over 15 years’ experience as a Chief Executive Officer in the oil and gas, telecommunications and retail spaces with extensive M&A experience and was CEO of Mach FM Corp. from 2015 to June 2026 and oversaw 600 MHz spectrum acquisition via an auction conducted by the Federal Communications Commission, or FCC. He designed a Simultaneous Multiple Round (SMR) analysis using historical data from previous FCC auctions to predict the total amount bid by other participants within 5%. Prior to that, he was founder and Chief Executive Officer of United Energy Inc., which for seven consecutive years was one of the largest African American owned businesses on the West Coast with annual revenues of nearly $100 million and 1,000 employees. Mr. Winters has directed and negotiated multiple M&A transactions utilizing private equity firms. For over nine years, he was an adjunct professor in the School of Business at Portland State University teaching business strategy, mergers and acquisitions, venture capital and is the author of a college textbook titled “Chronicles of an Urban CEO” (Kendall Hunt Publishing Company, August 2021). Mr. Winters holds a B.S. in Business Administration with a minor in Economics from Oregon State University. We believe Mr. Winters is qualified to serve on the Solidion Board because of his extensive executive experience with Nubia and as a Chief Executive Officer in the oil and gas, telecommunications and retail spaces with extensive mergers and acquisitions experience.

Karin-Joyce (KJ) Tjon. Karin-Joyce (KJ) Tjon, age 64, has served as a Solidion director since February 2, 2024. Ms. Tjon has served as a director of Nubia since the closing of its IPO. Ms. Tjon was a Director at LivePerson, Inc (NASDAQ: LPSN) from November 2024 until her resignation in connection with the consummation of its merger and in accordance with the related merger agreement. Ms. Tjon has also previously served as a Director at Volcon, Inc. (NASDAQ: VLCN) from August 2021 until December 2025 and Kaleyra, Inc. (NYSE: KLR) from December 2022 until November 2023. Prior to Ms. Tjon’s retirement in 2020, from July 2018 until May 2020 she served as Chief Financial Officer for Alorica, Inc. a multi-billion dollar customer service provider with over 100,000 employees worldwide. From February 2017 until August 2017, Ms. Tjon was President and Chief Operating Officer for Scientific Games, Inc., responsible for their Gaming and Lottery divisions. Ms. Tjon has more than 25 years of executive management level experience as an executive officer for publicly listed as well as privately held companies. From July 2014 until September 2016 Ms. Tjon served as the Executive Vice President and Chief Financial Officer for Epiq Systems (NASDAQ: EPIQ) where she was responsible for legal, governance and risk compliance as well as all areas of international corporate finance, including financial planning and analysis, accounting, SEC filings, tax planning, investor relations, and SAP support. As a part of the executive team, she worked through a strategic review process which culminated in the sale of the company to a strategic buyer, backed by private equity. At Alvarez & Marsal LLC, a leading global professional services firm, Ms. Tjon served in several interim C-level posts guiding global clients through operational restructurings, business planning and execution, complex negotiations, financial audit and regulatory compliance issues, and technology issues. Ms. Tjon holds a Master of Business Administration from Columbia University’s Graduate School of Business and a Bachelor’s degree in specialized studies in Organizational Behavior from Ohio University. We believe Ms. Tjon is qualified to serve on the Solidion Board because of her extensive executive experience in financial, risk and compliance matters, as well as her experience as a public company director.

Mark Schwartz. Mark Schwartz, age 70, has served as a Solidion director since August 31, 2026 and has served as Lead Independent Director of our Board since September 16, 2026. Mr. Schwartz is an accomplished CEO, CFO, and board director with more than 36 years of leadership experience across the consumer, technology and healthcare industries. He co-founded Bodega Latina Corporation, which grew into a $7 billion grocery chain and the largest Hispanic retailer in the United States, led the IPO of DDD Group plc, and oversaw the sale of Bartell Drug Company to Rite Aid. Mr. Schwartz has served on more than a dozen public and private company boards, including Starbucks Coffee Company. He received a Bachelor of Arts, cum laude, from Claremont McKenna College in economics and political science and a Master of Business Administration, with honors, from Harvard Business School. Mr. Schwartz has served as a director of Onfolio Holdings, Inc. (Nasdaq: ONFO) since March 2022, where he currently serves as Chair of the Audit Committee and as a member of the Compensation Committee. Mr. Schwartz also currently serves as a director of Avicanna Inc. and the StartEngine Growth Tech Fund.

We believe Mr. Schwartz is qualified to serve on the Solidion Board because of his extensive executive leadership and experience serving on public and private company boards across the consumer, technology and healthcare industries.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NAMED CLASS I DIRECTOR NOMINEES ABOVE, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

Continuing Members of the Board of Directors

The following information describes the offices held, other business directorships, the class and term of each director whose term continues beyond the Annual Meeting and who is not subject to election this year, as well as the experiences, qualifications, attributes or skills that caused the Board to determine that the director should serve as a director. Beneficial ownership of equity securities for these directors is also shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Class II Directors (terms expiring at the 2027 annual meeting)

John Davis. John Davis, age 67, has served as a Solidion director since February 2, 2024. Since 2022, Mr. Davis has served as President of BTECH, Inc., a battery monitoring technology company. Prior to that role, from 2021 to 2022, Mr. Davis served as Chief Operating Officer of Primet Precision Materials, a nanoscission technology company producing lithium battery cathode. Prior to that role, from 2019 to 2020, Mr. Davis served as Chief Operating Officer of G3, which is the parent of HBC. Prior to that role, from 2015 to 2018, Mr. Davis served as Senior Vice President of Operations for BrightVolt, a solid state lithium battery technology company. Mr. Davis received a B.S. in Chemical Engineering and M.B.A. from the Illinois Institute of Technology. We believe Mr. Davis is qualified to serve on the Solidion Board because of his extensive experience performing at the executive level of companies that included international business profit and loss and operations responsibilities, including in the energy storage industry with a heavy focus on lithium batteries.

Kimi L. Ellen, CPA, NACD.DC. Kimi L. Ellen, age 56, has served as a Solidion director since August 31, 2026. Ms. Ellen is an award-winning CEO, Managing Partner, CPA, QFE, and board member with extensive experience in forensic auditing, consulting, governance, strategic planning, and business growth. She has advised organizations ranging from startups to Fortune 500 companies and government entities and has led complex forensic engagements, including investigations involving collaboration with the FBI. Ms. Ellen is Co-Founder, Managing Partner, and CEO of Benford Brown & Associates, LLC, where she has helped grow the firm since 1996. She serves on boards and advisory councils including Mainstreet Legacy Partners, Nestment, Inc., Access Community Health Network, the AICPA Governing Council, NABA Inc., Diverse Organization of Firms, the Government Accounting Standards Advisory Council, and the Illinois CPA Society. Her recent honors include being named among the 2025 50 Women to Watch for Boards, Forbes’ Top 200 CPAs in the U.S., and Forbes’ Top CPAs Best-In-State. She holds a Bachelor of Science in Accountancy from the University of Illinois and is a licensed CPA in Illinois and New York. We believe Ms. Ellen is qualified to serve on the Solidion Board because of her experience in forensic auditing, governance, strategic planning, financial oversight, and business growth.

Class III Directors (terms expiring at the 2028 annual meeting)

Dr. Bor Jang. Dr. Bor Jang, age 74, has served as a Solidion director and has served as Chief Science Officer of Solidion since February 2, 2024. From February 2, 2024 to September 16, 2026, Dr. Bor Jang served as the Executive Chairman of our Board. Dr. Jang co-founded HBC in 2015 and has since served as its President. Dr. Jang co-founded AEC in 2012 and has since served as its President. AEC is engaged in the development and commercialization of anode active materials for lithium-ion batteries. Dr. Jang co-founded Angstron Materials, Inc. (“AMI”) in 2007 and has since served as its Chairman. AMI is engaged in the development and commercialization of graphene processes and application technologies. Dr. Jang cofounded G3 in 2016 and has since served as its Chief Executive Officer and Chairman of the Board of Directors. G3 is the parent of several subsidiaries engaged in the development and commercialization of graphene and battery technologies, including AEC and AMI. Dr. Jang received his Master’s & Ph.D. degrees in Materials Science from MIT. Dr. Jang was the former Dean of the College of Engineering and Computer Science at Wright State University. He was a Fulbright Scholar and Visiting Professor (and an Overseas Fellow of the Churchill College) with the University of Cambridge (1991 – 1992) in the UK. Dr. Jang was elected as a member of the U.S. National Academy of Inventors (NAI) in 2019. Dr. Jang has more than 800 patents to his credit. Most notably, Dr. Jang filed the world’s first patent application on graphene in 2002. This patent was later recognized by Popular Mechanics magazine as one of the “15 Patents That Changed The World”. We believe Dr. Jang is qualified to serve on Solidion Board because of his extensive executive experience with Honeycomb and his background in sciences and academia. Following the closing of the business combination, Dr. Jang continues in his roles as Chief Executive Officer and Chairman of the Board of Directors of G3. Dr. Jang will have a dual employment arrangement with Honeycomb and G3, with his time and attention split between the entities approximately 70% and 30%, respectively, and the parties will ensure an overall coordinated approach between Dr. Jang, Honeycomb and G3. In addition, 70% of his compensation and related costs at G3 will be reimbursed to G3 by Honeycomb under the SSA.

Dante W. Robinson. Dante W. Robinson, age 60, has served as a Solidion director since August 31, 2026. Mr. Robinson is a business and financial leader with more than 30 years of experience in finance and audit. He is a qualified financial expert (QFE) who has served on an Audit Committee, including as Committee Chair, and is a CPA. Mr. Robinson leads regulatory oversight relationships and drives corporate and functional regulatory improvement. He developed and implemented an innovative B2C transformation technology strategy that significantly improved operational efficiency and revenue growth. He continues to refine his board governance competencies through the NACD as a Board Leadership Fellow. Mr. Robinson serves as Chief of Internal Affairs for State Compensation Insurance Fund, one of California’s largest workers’ compensation insurers, where he has worked since 2012, leading teams of 60 to 200 individuals and reporting to the Corporate Board’s Audit Committee Chair. Mr. Robinson holds a Bachelor of Science in Business Administration with an emphasis in accounting and finance from the University of California, Berkeley. We believe Mr. Robinson is qualified to serve on the Solidion Board because of his finance, audit, regulatory oversight, technology transformation, and board governance experience.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board of Directors of Solidion has determined that each of the directors on the Board of Directors of Solidion other than Mr. Winters and Dr. Jang qualifies as an independent director, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”).

Board Committees

The Board of Directors of Solidion maintains an audit committee, a compensation committee and a nominating and corporate governance committee. The Board of Directors of Solidion has adopted a charter for each of these committees, which comply with the applicable requirements of current Nasdaq listing rules. Copies of the charters for each committee are available on the investor relations portion of Solidion’s website at ir.solidiontech.com/governance.

Solidion’s audit committee consists of Karin-Joyce (KJ) Tjon (Chair, Class I Director), Mark Schwartz (Class I Director), Kimi Ellen (Class II Director), and Dante Robinson (Class III Director). The Board of Directors has determined that each of the members of the audit committee satisfies the independence and other requirements of Nasdaq and Rule 10A-3 under the Exchange Act, including that each member of the audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board of Directors of Solidion examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

The Board of Directors of Solidion has determined that each of Karin-Joyce (KJ) Tjon, Mark Schwartz, Kimi L. Ellen, and Dante W. Robinson qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq listing rules. In making this determination, the Board of Directors of Solidion considered each audit committee member’s formal education and previous experience in financial roles. Both Solidion’s independent registered public accounting firm and management periodically meet privately with Solidion’s audit committee.

The functions of this committee include, among other things:

●	selecting and hiring Solidion’s registered public accounting firm;

●	evaluating the performance and independence of Solidion’s registered public accounting firm;

●	approving the audit and pre-approving any non-audit services to be performed by Solidion’s registered public accounting firm;

●	reviewing the integrity of Solidion’s financial statements and related disclosures and reviewing Solidion’s critical accounting policies and practices;

●	reviewing the adequacy and effectiveness of Solidion’s internal control policies and procedures and Solidion’s disclosure controls and procedures;

●	overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;

●	reviewing and discussing with management and the registered public accounting firm the results of the annual audit, Solidion’s quarterly financial statements and Solidion’s publicly filed reports;

●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

●	reviewing and approving in advance any proposed related-person transactions; and

●	preparing the audit committee report that the SEC requires in Solidion’s annual proxy statement.

Compensation Committee

Solidion’s compensation committee consists of Mark Schwartz (Chair, Class I Director), John Davis (Class II Director), and Kimi Ellen (Class II Director). The Board of Directors of Solidion has determined that each of the members of the compensation committee satisfies the independence requirements of Nasdaq and is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

The functions of this committee include, among other things:

●	determining, or recommending to the board of directors for determination, the compensation of Solidion’s executive officers, including the chief executive officer;

●	overseeing and setting compensation for the members of the board of directors;

●	administering Solidion’s equity compensation plans;

●	overseeing Solidion’s overall compensation policies, practices, plans, and benefits programs; and

●	preparing the compensation committee report that the SEC will require in Solidion’s annual proxy statement.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of John Davis (Chair, Class II Director), Karin-Joyce (KJ) Tjon (Class I Director), and Dante Robinson (Class III Director). The board of Solidion has determined that each member of the nominating and corporate governance committee satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC. The nominating and corporate governance committee is responsible for, among other things:

●	evaluate and make recommendations regarding the organization and governance of the Board of Directors and its committees;

●	reviewing and making recommendations with regard to Solidion’s corporate governance guidelines and compliance with laws and regulations;

●	reviewing conflicts of interest of Solidion’s directors and officers and proposed waivers of Solidion’s corporate governance guidelines and code of business conduct and ethics; and

●	evaluating the performance of the board of directors and its committees.

A copy of our Corporate Governance Guidelines is available on the investor relations portion of Solidion’s website at ir.solidiontech.com/governance.

Nomination of Director Candidates

Selection of Board Nominees

The Board will be responsible for the selection of nominees for election or appointment to the Board. The Nominating and Corporate Governance Committee shall recommend candidates for election to the Board. The Nominating and Corporate Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others using the same criteria to evaluate all candidates. The Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. For nominations of potential candidates made other than by the Board, the stockholder or other person making such nomination must comply with the Company’s Bylaws, including without limitation, submission of the information or other materials required with respect to proposed nominees.

The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the board membership criteria set forth below, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by providing timely notice in writing to our Secretary at c/o Solidion Technology, Inc.,1900 N. Pearl Street, Suite 1750, Dallas, TX 75201. The procedures for submitting a stockholder nomination are set forth under the heading “QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING—When are stockholder proposals and director nominations due for next year’s Annual Meeting?”

Each potential candidate must provide a list of references and agree (i) to be interviewed by members of the Nominating and Corporate Governance Committee or other directors in the discretion of the Nominating and Corporate Governance Committee, and (ii) to a background check or other review of the qualifications of a proposed nominee by the Company. Upon request, any candidate nominated will agree in writing to comply with these Corporate Governance Guidelines and all other policies and procedures of the Company applicable to the Board. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee would recommend the candidate for consideration by the full Board. The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Board Membership Criteria

The Board will determine the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of background and experience (for example, in relation to finance and accounting, international operations, strategy, risk management, technical expertise, and policy making).

In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider other factors, such as: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to the affairs of the Company; (iii) demonstrating excellence in his or her field; (iv) having the ability to exercise sound business judgment; (v) experience as a board member or executive officer of another publicly held company; and (vi) having a diverse background, perspective and experience.

The Board reviews candidates for director nomination in the context of the current composition of the Board, the Company’s operating requirements, and the long-term interests of the Company’s stakeholders. In conducting this assessment, the Board considers such factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board. For incumbent directors, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of Nasdaq.

Meetings of The Board and Its Committees

The Board met 14 times during the fiscal year ended December 31, 2025. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee met six times, three times and one time, respectively, during the fiscal year ended December 31, 2025. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the fiscal year ended December 31, 2025, for which he or she was a director or committee member.

Annual Meeting Attendance

The Company does not have a formal policy regarding the attendance of directors at annual meetings of stockholders; however, pursuant to our Corporate Governance Guidelines, all directors are encouraged to attend.

Role of Board in Risk Oversight

The Board has extensive involvement in the oversight of risk management related to Solidion and its business and accomplishes this oversight through the regular reporting to the board of directors by the Audit Committee. The Audit Committee represents the Board by periodically reviewing Solidion’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the Audit Committee reviews and discusses all significant areas of Solidion’s business and summarizes for the Board all areas of risk and the appropriate mitigating factors. In addition, the Board receives periodic detailed operating performance reviews from management. The Board also considers cybersecurity risks as part of its overall risk oversight framework, with management providing periodic updates to the Board and the Audit Committee regarding the Company’s information security program and any material cybersecurity threats or incidents.

Board Leadership

The Board will periodically appoint a Chair. Both independent and management directors, including the Chief Executive Officer, are eligible for appointment as the Chair. The Company does not believe there should be a fixed rule regarding the positions of Chief Executive Officer and Chair being held by different individuals or whether the Chair should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to assume these roles may require different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interests of the Company. In the event that the Company does not have an independent Chair of the Board, the independent directors may designate a “Lead Independent Director.” Currently, the positions of CEO and Chair are combined. We believe this leadership structure is appropriate as our current CEO and Chair, Mr. Winters, possesses in-depth knowledge of the Company, its operations and the challenges and opportunities it faces as a new public company. This knowledge was gained through many years of successful experience in senior positions. Because the positions of CEO and Chair are currently combined, our independent directors chose to designate Mr. Schwartz as our Lead Independent Director. The Lead Independent Director’s duties include: (i) presiding at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors; (ii) acting as liaison between the independent directors and the CEO and Chair; (iii) presiding over meetings of the independent directors; (iv) consulting with the Chair in planning and setting schedules and agendas for Board meetings; and (v) performing such other functions as the Board may delegate.

Code of Business Conduct and Ethics for Employees, Executive Officers and Directors

The Board has established a formal code of business conduct and ethics that applies to our officers, directors and employees. Our Code of Ethics and Business Conduct is made available, and any amendment or waiver to it will be made available, on our website at ir.solidiontech.com/governance to the extent required by applicable rules or regulations or listing requirements of Nasdaq. Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by the Board, and any such waiver shall be promptly disclosed to the stockholders.

Insider Trading Policy

We maintain a Policy on Insider Trading and Insider Information that prohibits our officers, directors and employees from purchasing or selling any type of security while in possession of material, non-public information relating to the security, whether the issuer of such security is the Company or any other company. Additionally, no officer, director or employee shall purchase or sell any security of the Company during the period beginning on the 15th calendar day of the last month of each fiscal quarter of the Company and ending upon completion of the second full trading day after the public release of earnings data for such fiscal quarter or during any other trading suspension period declared by the Company. It prohibits officers, directors, or employees from pledging our stock as collateral to secure loans and from engaging in hedging transactions, including zero-cost collars and forward sale contracts. It further prohibits margin purchases of our stock, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock.

Compensation Committee Interlocks and Insider Participation

None of Solidion’s executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the board of directors.

Stockholder Communications with the Board

Pursuant to our Corporate Governance Guidelines, stockholders of the Company wishing to communicate with the Board or an individual director may send a written communication to the Board or such director by a written request addressed to our Chief Financial Officer, at the address appearing on the first page of this proxy statement. The Chief Financial Officer will review each communication. The Chief Financial Officer will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Chief Financial Officer shall discard the communication or inform the proper authorities, as may be appropriate.

Report of the Audit Committee of the Board

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025, with management of the Company.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Karin-Joyce Tjon (Chair)

Mark Schwartz

Kimi Ellen

Dante Robinson

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any of our filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Executive Officers and Directors

Our executive officers and directors as of the date of this proxy statement are as follows:

Name	Age	Title
Jaymes Winters	64	Chief Executive Officer and Chairman
Vlad Prantsevich	36	Chief Financial Officer
Dr. Songhai Chai	48	Chief Technology Officer
Dr. Bor Jang	74	Chief Science Officer and Director
Mark Schwartz	70	Lead Independent Director
John Davis	67	Director
Karin-Joyce (KJ) Tjon	64	Director
Kimi L. Ellen	56	Director
Dante W. Robinson	60	Director

Vlad Prantsevich. Vlad Prantsevich has served as Solidion’s Chief Financial Officer since February 2, 2024. Mr. Prantsevich brings experience across public company finance, capital markets, and technically complex product companies. From November 2021 until February 2024, Mr. Prantsevich served as Chief Financial Officer and Board Member of Nubia Brand International Corp. (NASDAQ: NUBI), a special purpose acquisition company, where he directed the business combination with Honeycomb Battery Company that resulted in Solidion’s listing on NASDAQ. In that role, he oversaw SEC reporting, and financial diligence across more than 100 acquisition targets spanning 20 industries prior to executing the Honeycomb transaction. Mr. Prantsevich concurrently served as Executive Vice President of Operations at Mach FM Corp., a wireless technology and spectrum investment company, from October 2015 to February 2024, where he supported transaction strategy, acquisition evaluation, and financial modeling for spectrum investments and strategic partnerships. He concurrently served as head of corporate finance at 64 Audio, a global pro audio and consumer electronics brand, from February 2015 to February 2024, where he built and led the corporate finance function through a period of significant growth. Mr. Prantsevich holds a B.S. in Business Administration from Portland State University.

Dr. Songhai Chai. Dr. Songhai Chai serves as our Chief Technology Officer. Since September 2021, Dr. Chai has served as the Deputy Chief Technology Officer of G3, where he leads a group of scientists and engineers to develop high-capacity silicon anode and renewable biochar anode materials, provides scientific and technical guidance to research and development activities, supervises the pilot-scale production of silicon-anode materials and oversees a group of battery engineers and technicians to improve electrode formulation and preparation. From 2015 through September 2021, Dr. Chai served as Senior Battery Scientist of G3, where he developed a variety of novel energy-storage materials for different applications, such as lithium-ion batteries, electrochemical and hybrid capacitors. From 2010 to 2015, Dr. Chai was a Research Associate, working on carbon and energy storage materials, at Oak Ridge National Lab. Dr. Chai has co-authored seven issued U.S. patents, one book chapter, and 45 peer-reviewed research articles and has published in 30 internationally renowned scientific journals, including Nature Communications and the Journal of the American Chemical Society. Dr. Chai received a Ph.D. in Chemistry from Tsinghua University and completed his post-doctoral training at the University of California at Berkeley. Following the closing of the business combination, Dr. Chai left his role at G3 and entered into a formal employment arrangement with Solidion on February 10, 2025.

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected CBIZ CPAs P.C. (“CBIZ CPAs”), as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of CBIZ CPAs are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of CBIZ CPAs as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of CBIZ CPAs to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain CBIZ CPAs. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Change of Auditor

On November 26, 2025, following the approval of the Audit Committee, the Company engaged CBIZ CPAs as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately.

During the Company’s fiscal year ended December 31, 2024 and the subsequent interim period through November 26, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions.

On October 21, 2025, the Audit Committee approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “2025Q3 Quarterly Report”). On November 20, 2025, the Company filed its 2025Q3 Quarterly Report. Accordingly, the dismissal was effective November 20, 2025 (the “Effective Date”).

The audit report of Deloitte on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal year ended December 31, 2024 and during the subsequent interim period from January 1, 2025 through the Effective Date, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, other than the previously disclosed material weaknesses in the Company’s internal control over financial reporting related to our control environment, risk assessment, control activities, information and communication and monitoring.

Vote Required

The ratification of the selection of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2026, requires the affirmative vote of a majority of the votes cast by the stockholders present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions will not be counted as votes cast and will have no effect on the outcome of this proposal. Proposal No. 2 is considered to be “routine,” and therefore we do not expect broker non-votes to exist in connection with Proposal No. 2.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents the aggregate fees billed by CBIZ CPAs and Deloitte to us for the fiscal years ended December 31, 2025 and 2024. On November 26, 2025, following the approval of the Audit Committee, the Company engaged CBIZ CPAs as its independent registered public accounting firm for the fiscal year ended December 31, 2025, effective immediately. Audit services for fiscal year 2024 were performed by Deloitte.

	December 31,
	2025		2024
	(in dollars)
Audit Fees	$841,531	(1)	$775,985
Audit-Related Fees	-		-
Tax Fees	-		-
All Other Fees	-		-
Total Fees	841,531		$775,985

(1)	Audit Fees for the fiscal year ended December 31, 2025 consist of approximately $286,950 billed by CBIZ CPAs and approximately $554,581 billed by Deloitte.

All fees incurred subsequent to the closing of the business combination were pre-approved by our Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of CBIZ CPAs as our independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accounting firm.

On an ongoing basis, management communicates specific projects and/or categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and scope of services and through discussions with CBIZ CPAs and management, advises management if the Audit Committee approves the engagement of CBIZ CPAs. The Audit Committee authorizes its chair to pre-approve all non-audit services on behalf of the Audit Committee during periods between regularly scheduled meetings, subject to ratification by the Audit Committee. On a periodic basis, management and/or CBIZ CPAs reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The services performed by CBIZ CPAs may include audit services, audit-related services, tax services, and, in limited circumstances, other services.

During the year ended December 31, 2025, the Audit Committee approved all of the services provided by CBIZ CPAs in accordance with the foregoing policies and procedures. During the year ended December 31, 2024, the Audit Committee approved all of the services provided by Deloitte in accordance with the foregoing policies and procedures.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, WHICH IS DESIGNATED AS PROPOSAL NO. 2.

PROPOSAL NO. 3 - AMENDMENT TO THE SOLIDION TECHNOLOGY, INC. 2023 EQUITY INCENTIVE PLAN

Background

In connection with the business combination completed on February 2, 2024, the Company adopted the Solidion Technology, Inc. 2023 Equity Incentive Plan (the “Incentive Plan” or the “Plan”). The Plan is designed to attract and retain talented employees, consultants and directors, align the interests of participants with those of stockholders, and motivate participants to contribute to the growth and success of the Company.

On May 12, 2025, the Company effected a 1-for-50 reverse stock split of its common stock (the “Reverse Stock Split”). As a result, each 50 shares of common stock issued and outstanding immediately prior to the reverse split were converted into one share of common stock. The reverse stock split did not change the total number of authorized shares or the par value of the common stock. Share amounts presented for periods prior to the Reverse Stock Split have been retroactively converted to reflect the Reverse Stock Split.

The number of shares of Common Stock initially reserved for issuance under the Plan was 190,000 shares. The Plan includes an evergreen provision that provides for an automatic annual increase to the number of shares available for future grants on the first day of each fiscal year beginning with fiscal year 2024, equal to the least of (i) 190,000 shares, (ii) 5% of the total number of shares of Common Stock outstanding as of the last day of the immediately preceding fiscal year, or (iii) such lesser amount as determined by the plan administrator. The number of shares reserved for issuance under the Plan reflects (i) the initial 190,000 shares reserved under the Plan (the “Initial Reserve”); (ii) the automatic annual increase with respect to the first day of the 2024 fiscal year of 3,211 shares, which was 5% of the sum of the number of shares outstanding of Class A common stock and Class B common stock of the Company (formerly known as Nubia Brand International Corp.) as of December 31, 2023 (the “FY 2023 Increase”); (iii) the automatic annual increase with respect to the first day of the 2025 fiscal year of 131,697 shares, which was 5% of the 2,633,956 shares outstanding as of December 31, 2024 (the “FY 2024 Increase”); and (iv) the automatic annual increase with respect to the first day of the 2026 fiscal year of 190,000 shares (the “FY 2025 Increase”). As a result, as of the date of this proxy statement, the total number of shares that are or have been reserved for issuance under the Plan is 514,908 shares of Common Stock.

As of June 30, 2026, 38,000 shares have been granted under the Plan, of which 6,667 shares have been cancelled and returned to the Plan since its inception, and 483,575 shares remain available for future issuance. As of the same date, the following awards were outstanding under the Plan: (i) 6,000 restricted stock units remained outstanding and unvested, (RSUs have no exercise price and settle in shares of Common Stock upon vesting); (ii) 12,000 at-the-money warrants to purchase shares of Common Stock were outstanding and fully vested, expiring on February 2, 2029 (the exercise price for these warrants has not yet been established); and (iii) up to 120,000 shares remained subject to awards with market-based vesting conditions, which vest if the 120-day trailing average closing price of the Common Stock equals or exceeds specified stock price targets ranging from $1,500 to $15,000 per share over a six-year term. As a result, as of June 30, 2026, the number of shares that remain available for future issuance after giving effect to the issuance of the maximum number of shares that could be issued under awards outstanding under the Plan was 345,575 shares. The closing price of the Common Stock on September 22, 2026 (the latest practicable date before the filing of this proxy statement) was $6.87 per share.

The following table provides information as of December 31, 2025, with respect to securities that may be issued under the Company’s equity compensation plans:

Plan Category(5)	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders	—	—	—

Equity Compensation Plans Not Approved by Shareholders	—	—	—
—
Total	—	—	—

Purpose of the Amendment

The Board believes that the current share reserve under the Plan is insufficient to meet the Company’s anticipated equity compensation needs. The Company competes for talent with other companies in the advanced battery technology sector and needs to be able to offer competitive equity incentive packages to attract and retain key employees, consultants and directors. The Board has determined that increasing the number of shares available under the Plan by 975,000 shares is in the best interests of the Company and its stockholders.

If this proposal is approved, the total number of shares authorized for issuance under the Plan will increase by 975,000 shares, in addition to the shares previously reserved, which are 514,908 shares. As a result, the total number of shares that will have been authorized for issuance under the Plan will be 1,489,908 shares, which will remain subject to any future annual evergreen increases. The Company intends to file Amendment No. 1 to the Plan reflecting this increase, a copy of which is attached to this proxy statement as Appendix A.

Summary of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by reference to the complete text of the Plan, which is attached as Appendix B to this proxy statement.

Eligibility

Solidion’s employees, consultants and directors, and employees and consultants of its affiliates, may be eligible to receive awards under the Incentive Plan. Following the closing, Solidion has approximately 20 employees and five non-employee directors who may be eligible to receive awards under the Incentive Plan.

Award Types

The Incentive Plan provides for the grant of incentive stock options (“ISOs”) to employees and for the grant of non-statutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors and consultants.

Share Reserve

The number of shares of common stock initially reserved for issuance under the Incentive Plan was 190,000. Shares subject to stock awards granted under the Incentive Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for future grants under the Incentive Plan. The Incentive Plan includes an evergreen provision that provides for an automatic annual increase to the number of shares of common stock available for future grants under the Incentive Plan on the first day of each fiscal year beginning with the 2024 fiscal year, equal to the least of (i) 190,000 shares of common stock, (ii) 5% of the total number of shares of common stock outstanding as of the last day of our immediately preceding fiscal year, or (iii) such lesser amount determined by the plan administrator. As a result of the Initial Reserve, the FY 2023 Increase, the FY 2024 Increase and the FY 2025 Increase, as of the date of this proxy statement, the number of shares reserved for issuance under the Incentive Plan is 514,908 shares of Common Stock. As of June 30, 2026, 38,000 shares have been granted under the Plan, of which 6,667 shares have been cancelled and returned to the Plan since its inception, and 483,575 shares remain available for future issuance. If the Equity Incentive Plan Proposal (Proposal No. 3) is approved by stockholders, the share reserve will be increased by 975,000 shares and the total share reserve will be 1,489,908 shares, which will remain subject to future annual evergreen increases.

Plan Administration

The board of directors of Solidion, or a duly authorized committee thereof, will have the authority to administer the Incentive Plan. The board of directors of Solidion may also delegate to one or more officers the authority to (i) designate employees other than officers to receive specified stock awards and (ii) determine the number of shares to be subject to such stock awards. Subject to the terms of the Incentive Plan, the plan administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the Incentive Plan. The plan administrator has the power to modify outstanding awards under the Incentive Plan. Subject to the terms of the Incentive Plan, the plan administrator also has the authority to reprice any outstanding option or stock award, cancel and re-grant any outstanding option or stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.

Stock Options

ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of common stock on the date of grant (however, a stock option may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the Incentive Plan, and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code). Options granted under the Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the Incentive Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship ceases for any reason other than cause, the optionholder may generally exercise any vested options for a period of three (3) months following the cessation of service, but only within three (3) months following such termination, unless another period of time is provided in the applicable award agreement or other agreement, subject to the limitations in the Incentive Plan. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or Solidion’s insider trading policy. Options generally terminate immediately upon the termination of an optionholder’s service for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft, or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of common stock previously owned by the optionholder, (iv) a net exercise of the option if it is an NSO and (v) other legal consideration approved by the plan administrator.

Tax Limitations on ISOs

The aggregate fair market value, determined at the time of grant, of common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all stock plans maintained by Solidion may not exceed $100,000. Options or portions thereof that exceed such limit generally will be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of Solidion’s total combined voting power or that of any of Solidion’s affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the option is not exercisable after the expiration of five years from the date of grant.

Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Except as provided otherwise in the applicable award agreement, if a participant’s service relationship ends for any reason, Solidion may receive through a forfeiture condition or a repurchase right any or all of the shares held by the participant under his or her restricted stock award that have not vested as of the date the participant terminates service.

Restricted Stock Unit Awards

Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Stock Appreciation Rights

Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date of grant (however, a stock appreciation right may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the Incentive Plan, and in a manner consistent with the provisions of Sections 409A). A stock appreciation right granted under the Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards

The Incentive Plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of common stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by Solidion achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under Solidion’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the plan administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the performance goals. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable award agreement or the written terms of a performance cash award. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards

The plan administrator may grant other awards based in whole or in part by reference to common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit

The aggregate value of all compensation granted or paid by Solidion to any individual for service as a non-employee director with respect to any calendar year (such period, the “annual period”), including stock awards and cash fees paid by Solidion to such non-employee director, will not exceed (i) $500,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the board of directors of Solidion during such annual period, $750,000 in total value. For purposes of these limitations, the value of any such stock awards is calculated based on the grant date fair value of such stock awards for financial reporting purposes.

Changes to Capital Structure

In the event there is a specified type of change in Solidion’s capital structure, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, appropriate adjustments will be made to (i) the class(es) and maximum number of shares of common stock subject to the Incentive Plan and the maximum number of shares by which the share reserve may annually increase; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of common stock subject to outstanding awards.

Corporate Transactions

The following applies to stock awards under the Incentive Plan in the event of a corporate transaction, as defined in the Incentive Plan, unless otherwise provided in a participant’s stock award agreement or other written agreement with Solidion or unless otherwise expressly provided by the plan administrator at the time of grant. In the event of a corporate transaction, any stock awards outstanding under the Incentive Plan may be assumed, continued or substituted by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by Solidion with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate for no consideration if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by Solidion with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the plan administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate for no consideration if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by Solidion with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants. In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value, at the effective time, to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.

Change in Control

In the event of a change in control, as defined under the Incentive Plan, awards granted under the Incentive Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Plan Amendment or Termination

The board of directors of Solidion will have the authority to amend, suspend, or terminate the Incentive Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date the Incentive Plan was adopted.

Certain U.S. Federal Income Tax Aspects of Awards Under the Incentive Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the Incentive Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. Except as otherwise specifically set forth below, it does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under the Incentive Plan depend upon the type of award.

Incentive Stock Options. The recipient of an ISO generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of Solidion’s common stock from exercised ISOs are disposed of, by sale or otherwise (although the excess of the fair market value of the common stock on the date of exercise over the exercise price is a tax preference for alternative minimum tax purposes, which could result in an alternative minimum tax liability). If the ISO recipient does not sell or dispose of the shares of Solidion’s common stock until more than one year after the receipt of the shares (i.e., exercise of the ISO) and two years after the option was granted (i.e., the minimum required time), then, upon sale or disposition of the shares, the difference between the exercise price and the fair market value of the shares of Solidion’s common stock as of the date of exercise will be treated as a long-term capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the fair market value of the common stock purchased on the date of exercise (or, if less, the amount realized on disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. Solidion, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Non-statutory Stock Options. The recipient of an NSO generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of NSOs when the options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. Solidion, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option. Any gain that the recipient realizes when he or she later sells or disposes of the acquired shares will be short-term or long-term capital gain, depending on how long the shares were held.

Restricted Stock Awards. Recipients who receive awards of restricted shares subject to a vesting requirement (i.e., the restricted shares are nontransferable and subject to a substantial risk of forfeiture) generally will recognize ordinary income at the time vesting occurs in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares subject to a vesting requirement (i.e., the restricted shares are nontransferable and subject to a substantial risk of forfeiture) may, within 30 days of the date the shares are granted, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Solidion, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Restricted Stock Unit Awards. Recipients will not recognize income, and the Company will not be allowed a tax deduction, at the time of a restricted stock unit award is granted. Recipients who receive restricted stock unit awards generally will recognize ordinary income when they receive shares upon settlement of the awards in an amount equal to the fair market value of the shares at that time (less any amount the recipients paid for the stock or property). Solidion, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Stock Appreciation Rights. Recipients who receive stock appreciation rights generally will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. Solidion, subject to Section 162(m) of the Code, generally will be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Deductions. Section 162(m) of the Code may limit Solidion’s ability to take a tax deduction with respect to awards made to recipients that are covered employees to the extent that the compensation to such recipient for a taxable year exceeds $1,000,000.

Section 409A of the Code. The Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the Code. If an award is subject to Section 409A of the Code, and if the requirements of Section 409A of the Code are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties.

Tax Withholding. The Company Group has the right to deduct or withhold, or require a participant to remit to the Company Group, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Incentive Plan.

New Plan Benefits

Grants of awards under the Incentive Plan are subject to the discretion of the plan administrator. Therefore, it is not possible to determine the future benefits that will be received by participants under the Incentive Plan.

Required Vote

The approval of the amendment to the Solidion Technology, Inc. 2023 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan requires the affirmative vote of a majority of the votes cast by the stockholders present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE EQUITY INCENTIVE PLAN PROPOSAL, WHICH IS DESIGNATED AS PROPOSAL NO. 3.

PROPOSAL NO. 4 - APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM
DELAWARE TO TEXAS BY A PLAN OF CONVERSION

The Board of Directors of the Company has determined to recommend that our shareholders approve the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”) pursuant to a Plan of Conversion (the “Plan of Conversion”) attached as Appendix C to this proxy statement (the “Conversion Proposal”), as more fully described in this Proposal 4, and has determined that the Conversion Proposal is in the best interests of the Company and its shareholders. We call the proposed redomestication of the Delaware Corporation in the form of a conversion into the Texas Corporation the “Texas Conversion”.

Principal Terms of the Texas Conversion

The Texas Conversion, if approved by our shareholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (“TBOC”), as set forth in the Plan of Conversion. Approval of the Conversion Proposal will constitute approval of the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the effectiveness of the Texas Conversion:

●	The Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “Solidion Technology, Inc.”

●	The affairs of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law. See “Comparison of Shareholder Rights under Delaware and Texas Law” below.

●	The Company will cease to be governed by our existing charter and bylaws and will be instead subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), forms of which are included as Appendix D and E, respectively, to this Proxy Statement. See “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below.

●	The Texas Conversion will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Conversion).

●	Each outstanding share of our common stock, par value $0.0001 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.0001 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion.

●	Shareholders will not need to exchange their existing stock certificates for new stock certificates.

●	Our common stock will continue to be traded on The Nasdaq Capital Market under the symbol “STI.” We do not expect any interruption in the trading of our common stock as a result of the Texas Conversion.

If our shareholders approve the Texas Conversion, we anticipate that the Texas Conversion will become effective as soon as practicable following the Annual Meeting (the “Effective Time”).

In connection with the Texas Conversion, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not anticipate making any other filings to effect the Texas Conversion. Nonetheless, we may face legal challenges to the Texas Conversion, including, among others, shareholder challenges under Delaware law, seeking to prevent the Texas Conversion.

The Texas Conversion may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Conversion, whether before or after the approval by our shareholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its shareholders, as the case may be.

Recommendation of the Board

On September 21, 2026, the Board determined that the Texas Conversion is in the best interests of the Company and all of its shareholders, approved the Plan of Conversion, directed that the Conversion Proposal be submitted for consideration by our shareholders at the Annual Meeting, and recommended that our shareholders approve the Plan of Conversion. Pursuant to Section 266 of the DGCL, the Conversion Proposal is hereby submitted for adoption by the shareholders of the Company, with the Board’s recommendation that shareholders vote for the Conversion Proposal.

Reasons for the Texas Conversion

The determination of our Board that the Texas Conversion is in the best interest of the Company and all of its shareholders was the result of deliberation and consideration. The following summary of the key considerations of the Board is not intended to be exhaustive.

Alignment with the Company’s Principal Executive Offices and Business Operations

The Company is headquartered in Dallas, Texas, with Executive management primarily based in Texas, and the Company’s principal management operations, strategic decision-making, and Board meetings are conducted in Texas. The Texas Conversion would align the Company’s state of incorporation with the location of its headquarters and core operations, which may improve administrative efficiency, reduce complexity in corporate operations and strengthen the Company’s ties to the state in which it conducts a substantial portion of its business activities.

By comparison, the Company has no meaningful operational connection to Delaware other than Delaware being its state of incorporation. The Company’s executives and management do not operate in Delaware, and Delaware was originally chosen as the Company’s state of incorporation solely because of its legal framework, which the Board no longer believes is best suited for the Company’s needs. The Board believes there is strategic value in unifying the Company’s legal jurisdiction and operational headquarters in a single state.

Successful companies are incorporated in many U.S. states and other jurisdictions. Approximately 35% of S&P 500 companies are not incorporated in Delaware, instead choosing to incorporate in a variety of other jurisdictions, including their home states. Some of the most successful and widely recognized companies in the United States (e.g., Tesla, Apple, Microsoft, Costco, Johnson & Johnson, Merck, Eli Lilly, and Southwest Airlines) are headquartered and incorporated in the same state.

Franchise Tax Savings and Filing Fees

A critical factor in the Board’s decision to recommend the Texas Conversion was the ability, by reincorporating from Delaware to Texas, to save the sum of $200,000 per year that the Company has been paying in Delaware franchise tax. The Board determined that a $200,000 reduction in the Company’s franchise tax burden would constitute a material financial improvement for the Company.

The Company’s current status as a Delaware corporation headquartered in Texas with its production facilities located in Ohio requires the Company to comply with franchise tax obligations in all three states. For the most recent annual franchise tax period, the Company paid $78,000 in franchise taxes to the state of Delaware, and anticipates owing $200,000 for the following franchise tax period, which will no longer be required to be paid if the Texas Conversion is completed. The Company’s Texas and Ohio tax obligations, which were $0 and $0, respectively, in the most recent annual franchise tax period, will not change as a result of the Texas Conversion. Accordingly, the Texas Conversion will result in a net savings by the Company of approximately $200,000 annually, which the Board considered to be a material savings in light of the Company’s current level of revenues and expenses.

Favorable Business Climate

In recent years, Texas has taken steps to increase the favorability of its business climate. For example, in exercising its fiduciary duties, the board of directors of a Texas corporation is permitted to consider both the long-term and short-term interests of the corporation and its shareholders, which contrasts with Delaware’s singular focus on maximizing shareholder value in purely economic terms. In a similar vein, Texas law expressly states that directors and officers of Texas corporations are not prohibited or limited from considering, approving, or taking action that promotes or has the effect of promoting a social, charitable, or environmental purpose. In addition, moving the Company’s state of incorporation to Texas may have a beneficial effect on seeking governmental incentives if the Company were to seek to build a production facility in the state where its corporate headquarters resides. The Board concluded that these aspects of the Texas statutory and governmental systems make Texas a better fit for the Company than Delaware.

Texas’s Innovative Approach to Corporate Law and Business-Friendly Environment

Texas has emerged as a leading innovator in corporate law, demonstrated by recent amendments to the TBOC that modernize governance, increase statutory clarity, and codify key protections for boards and shareholders. The competitive landscape among states has changed significantly in recent years, with Texas taking noteworthy actions designed to attract corporations to incorporate in the state.

One of the most significant developments in Texas corporate law is the codification of the business judgment rule. Under the TBOC, there is a statutory presumption that directors and officers, in deciding upon matters of business, act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents. This presumption governs director and officer liability in all matters of the corporation’s business, and neither the corporation nor any shareholder has a claim against a director or officer unless the plaintiff both rebuts the presumption and proves an act or omission that constitutes intentional misconduct, fraud, an ultra vires act, or a knowing violation of law. By requiring intentional misconduct, Texas law prevents a claim of breach of duty arising out of negligence or gross negligence.

While Delaware has historically been known for its developed body of case law, the Board views Texas’s increasingly code-based approach as better supporting the Company’s strategic planning in today’s competitive environment. Texas’s legal framework is intended to reduce reliance on judicial discretion, offers potentially more predictable statutory standards, and is well-aligned with the needs of businesses operating at the forefront of innovation. The Board believes that Texas’s statutory-based approach provides a clearer and more consistent legal framework for reviewing corporate decisions than relying on case law, which will enable the Board to make strategic decisions under a knowable standard that still protects shareholders from intentional misconduct, fraud, and other improper acts.

Aside from Texas’s code-based approach to corporate law, Texas has one of the largest economies in the world, and has built a reputation as one of the most business-friendly states in the country. The state’s pro-business regulatory climate limits unnecessary compliance obligations and minimizes administrative costs.

Additionally, Texas has recently established the Texas Business Court to preside over certain corporate and commercial claims, akin to Delaware’s Court of Chancery. The recent TBOC amendments validate the selection of Texas courts, including the Texas Business Court, as the exclusive forum for internal entity claims and permit Texas corporations to waive jury trials in those claims, consistent with Delaware practice.

Reduction of Opportunistic and Frivolous Litigation

The Board also considered the increasingly litigious environment in Delaware, which has engendered an increased risk of opportunistic and frivolous litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team. The increasing frequency of claims and litigation in Delaware brought against corporations and their directors and officers creates unnecessary distraction and costs for businesses, especially businesses in competitive and innovative industries. In particular, the Board considered the significant fee awards being issued in Delaware, which may exceed 10x the lodestar rate.

Texas is more protective than Delaware against opportunistic and frivolous litigation against directors, officers, and controlling shareholders. Among other things, the TBOC limits derivative proceedings by deferring to the decision of an independent board committee or panel regarding whether a derivative action is in the best interests of the corporation. Texas also allows public companies to adopt in their governing documents an ownership threshold (up to 3% of outstanding stock) that must be held by one or more shareholders in order to bring a derivative claim. Additionally, shareholders in Texas may not use books and records demands in connection with an active derivative proceeding, and must instead use a regular discovery process to support their claims. The TBOC amendments also prohibit attorney fee awards in “disclosure-only” settlements that are routinely sought in public merger transactions, which is expected to discourage certain members of the plaintiffs’ bar from reflexively claiming inadequate disclosure.

The Board believes that a more predictable legal environment will better allow the Company to pursue its strategic objectives and may help the Company attract and retain qualified management and directors by reducing the risk of frivolous litigation. The Texas Conversion may also result in cost savings for the Company and its shareholders, who bear the defense costs for corporate litigation through attorneys’ fees, indemnification obligations, and increased insurance premiums.

Preservation of Shareholder Economic and Voting Rights

The Board has expressly considered shareholders’ rights under Delaware law and Texas law and believes that the economic and voting rights of shareholders would, on balance, be reasonably comparable as a result of the proposed Texas Conversion (see the section “Comparison of Shareholder Rights under Delaware and Texas Law” below for a more expansive summary of such rights). For example, both Delaware and Texas allow similar rules on classified boards, the removal of directors with or without cause, voting thresholds for charter and bylaw amendments, blank check preferred stock, stock buybacks, distribution of dividends, and appraisal rights for certain corporate actions.

Where there are distinctions between Delaware and Texas corporate law, and between our Texas and Delaware governing documents, the Board considered Texas’s statute-oriented approach to corporate law, which provides greater legal and regulatory certainty in corporate decision-making which the Board believes can benefit long-term shareholder value. Recent amendments to the TBOC further enhance clarity regarding the standards of conduct applicable to directors and officers by establishing a clear and consistent framework for reviewing corporate decisions. The Board believes that clearly defined fiduciary duties and legal predictability are in the best interests of shareholders, as they support sound and timely business decisions. Accordingly, the Board believes that Texas’s corporate law framework will provide a stable, predictable, and efficient platform for the Company’s operations and enhance the Company’s ability to act in the best interests of its shareholders.

Certain Risks Associated with the Texas Conversion

Although the Board believes that the Texas Conversion is in the best interests of the Company and all of its shareholders, there can be no assurance that the Texas Conversion will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under Texas law or the application of Texas law to the internal affairs of the Company.

For the Company’s comparison of shareholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, see “Comparison of Shareholder Rights under Delaware and Texas Law” below.

Certain Differences Between Delaware and Texas Law

Although the Board has determined that the rights of shareholders under the DGCL and the TBOC are substantially equivalent, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of our shareholders. Please see the Company’s summary of certain differences in the section entitled “Comparison of Shareholder Rights under Delaware and Texas Law.” For instance, as further explained in the Company’s summary below, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, allows a shareholder to make a records inspection demand while holding only one share without any consideration of the shareholder’s holding period. Thus, although the inspection right is similar, the power to exercise it is more limited in Texas than in Delaware.

Further, the TBOC expressly provides that, for purposes of fulfilling their fiduciary duties to the corporation and its shareholders, directors and officers are permitted to take actions that promote or have the effect of promoting a social, charitable or environmental purpose, in addition to seeking to maximize short- and long-term shareholder value. Under Delaware law, on the other hand, there is no express statutory authority to consider such purposes, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the shareholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Texas corporation, it is possible that our directors may consider interests beyond market value in making decisions about the Company’s business.

The Board identified a handful of areas where the rule in Texas differed in some respect from the rule in Delaware. These were generally procedural and not relevant to the Company in the view of the Board. The most potentially important area is related to antitakeover protections. Both Delaware and Texas permit a range of antitakeover defenses, including poison pills. Both have business combination provisions, though they apply at different ownership thresholds: 20% in Texas and 15% in Delaware. Both allow boards of directors to create new vacancies and to fill them, though Texas limits the number of such vacancies that can be filled without a shareholder vote to two. Another potential area of difference involved cash-out transactions and “Revlon duties”: Texas statutes allow directors to take into account “the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, though in many circumstances they are allowed to also “just say no” to a potential transaction and take into account long-term interests, and the limited case law in Texas means it is not certain whether such duties would apply to a Texas corporation.

Transaction Costs

We will also incur certain non-recurring costs in connection with the Texas Conversion, including certain filing fees and legal and other transaction costs. As noted above, we may face legal challenges in connection with the Texas Conversion, and we may also face additional media scrutiny. We believe a majority of these costs have already been incurred or will be incurred by the submission of the Texas Conversion Proposal to shareholders regardless of whether the Texas Conversion is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Conversion.

It is also possible that the Texas Conversion results in additional litigation, with additional expense, distraction and time, or that it does not diminish the expenses, distraction and time the Company currently spends in litigious disputes. Further, if a court determines that such litigation has merit, we may be required to pay substantial monetary damages.

What Changes After Texas Conversion?

The Texas Conversion will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Conversion, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and Texas Bylaws. Approval of this Proposal will constitute approval of the Texas Charter and Texas Bylaws. Our current Second Amended and Restated Certificate of Incorporation (as amended, the “Delaware Charter”) and our current Amended and Restated Bylaws (as amended, the “Delaware Bylaws”) will no longer be in effect following completion of the Texas Conversion. Copies of the Texas Charter and Texas Bylaws are included as Appendix D and E, respectively, to this Proxy Statement.

Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws

The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the TBOC and the DGCL, certain differences will be in effect.

Key differences between the Texas Charter and the Delaware Charter are summarized below:

●	Filling board vacancies. The Delaware Charter permits the Board to fill any vacancies on the Board, whether caused by an increase in the number of directors on the Board or by a director’s death, resignation, retirement, disqualification, or removal. The Texas Charter (a) permits the shareholders, voting at an annual or special meeting, to fill vacancies arising from an increase in the number of directors, (b) permits the Board to fill up to two such vacancies during the period between two successive annual meetings of the shareholders (with any director appointed by the Board in this circumstance being subject to election by the shareholders at the next meeting of shareholders at which directors are elected), and (c) permits the Board to fill vacancies arising as a result of a director’s death, resignation, retirement, disqualification, or removal (with any director appointed by the Board in this circumstance holding office for the remainder of the full term of the director replaced by such appointment).

●	Who can call a special meeting of shareholders? The Delaware Charter permits only the Chairman of the Board, the Chief Executive Officer, or a majority of the Board to call a special meeting of shareholders. Pursuant to the requirements of the TBOC, the Texas Charter permits the Chairman of the Board, the Chief Executive Officer, or holders of at least 50% of all shares entitled to vote at the proposed meeting to call a special meeting of the shareholders.

●	Action by written consent. The Delaware Charter prohibits the shareholders from acting by written consent in lieu of a meeting. Pursuant to the TBOC, shareholders may not be denied the right to act by written consent. The Texas Charter allows the shareholders to act by written consent in lieu of a meeting, but only if the written consent is signed by the holders of all of the shares entitled to vote on the question before the shareholders.

●	Amending the Charter. The Delaware Charter requires the affirmative vote of the holders of two-thirds of all outstanding shares entitled to vote on directors, voting as a single class, to approve certain specified amendments of the Delaware Charter. The TBOC uses a default standard of approval by two-thirds of all outstanding shares entitled to vote on the matter for the approval of any Charter amendment; however, the Texas Charter varies from these default standards and may be amended by a majority of the shares outstanding (or, if the TBOC permits, a majority of the votes cast for or against a proposal at a shareholder meeting where a quorum is present), voting as a single class.

●	Interested party transactions. Both the DGCL and TBOC have similar provisions regarding the approval by a corporation of a transaction in which an officer, director, or shareholder has a material interest. Under both statutes, if the interest of the interested person is fully disclosed and the transaction is approved by majority vote of the disinterested directors, a committee of disinterested directors, or the disinterested shareholders, or if the transaction is entirely fair to the corporation, then the transaction is neither void nor voidable. The Delaware Charter is silent on this point, relying on the DGCL’s statutory provisions. The Texas Charter includes a paragraph making it clear that (a) a properly disclosed and approved interested-party transaction is not affected or invalidated by the fact of the interested nature of one of the officers, directors, or shareholders of the Company, and (b) damages to the Company may not be imposed upon the interested director, officer, or shareholder solely by reason of the interested nature of the transaction or such person’s vote, action, or presence as long as the interested person’s interest in the transaction was fully disclosed.

●	Exculpation from monetary damages. Both the DGCL and the TBOC permit a corporation to provide in its Charter that an officer or director is not liable for monetary damages for certain breaches of fiduciary duty not including the duty of loyalty, actions taken in bad faith, or certain other specified actions. The Delaware Charter includes an exculpation provision that applies only to directors of the Company. The Texas Charter broadens the exculpation provision to cover both officers and directors of the Company.

●	Forum Selection and Jury Trial Waiver. The Delaware Charter includes provisions requiring certain types of claims against the Company and its officers and directors to be brought in the Court of Chancery of the State of Delaware. The Texas Charter mirrors the language of the Delaware Charter, except that it selects the Business Court in the First Business Division of the State of Texas as the forum for most corporate disputes. The exclusive forum provisions in both the Delaware and Texas Charters do not apply to any direct claims under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended. While the Texas Charter includes a waiver of the right to a jury trial concerning any internal entity claim (as such term is used in the TBOC), the Delaware Charter did not include any such waiver, but most litigation in Delaware was expected to be in the Delaware Court of Chancery which does not provide for jury trials.

●	Ownership Threshold to Institute Derivative Proceedings. The DGCL allows any shareholder, regardless of ownership percentage, to bring a derivative suit. The TBOC allows corporations to adopt a minimum threshold, not to exceed 3% of outstanding shares, needed in order to institute derivative proceedings. The Board recommends adopting this 3% minimum threshold in the Texas Charter, and additionally prohibiting shareholders from bringing a derivative proceeding based on pre-conversion acts of the Corporation (i.e., the Corporation Delaware-era conduct) unless the shareholder was an equity owner of the Corporation at the time of the act and remains an equity owner throughout the course of the proceedings, and fairly and adequately represents the Corporation’s interests.

●	Ownership Threshold for Shareholder Proposals. The Board is recommending that the shareholders adopt the Texas Charter which would include an election for the Corporation to be governed by Section 21.373 of the TBOC, which, except for director nominations and procedural resolutions ancillary to the conduct of a meeting, would prohibit a shareholder or group of shareholders from submitting a proposal for approval at a shareholders’ meeting unless they hold voting shares equal to at least $1 million in market value or 3% of the Corporation’s voting shares, continuously for at least six months before and throughout the meeting, and solicit holders of at least 67% of the voting power of shares entitled to vote on the proposal. Information about the process by which shareholders may submit such a proposal, including how shareholders may contact other shareholders to satisfy these ownership requirements, are set forth under the heading “QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING—When are stockholder proposals and director nominations due for next year’s Annual Meeting?”

●	These thresholds are a substantial increase over the SEC Rule 14a-8, which are adopted in the Delaware Bylaws, whose eligibility tiers range from roughly $2,000 to $25,000 in market value depending on holding period, and which contains no solicitation requirement.

Key differences between the Texas Bylaws and the Delaware Bylaws are summarized below:

●	Who can call a special meeting of shareholders? The Delaware Bylaws permit only the Chairman of the Board, the Chief Executive Officer, or a majority of the Board to call a special meeting of shareholders. Pursuant to the requirements of the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting, and the number of shares required to call such a meeting may be set between 10% and 50% of the number of shares entitled to vote at the meeting. The Texas Bylaws permit the Chairman of the Board, the Chief Executive Officer, or holders of at least 50% of all shares entitled to vote at the proposed meeting to call a special meeting of the shareholders.

●	Notice of shareholder meetings involving a fundamental business transaction; voting threshold. Under both the Delaware and Texas Bylaws, shareholders are entitled to notice not less than 10 nor more than 60 days prior to the date of a meeting of shareholders. Pursuant to a requirement of the TBOC, the Texas Bylaws provide that if a shareholders’ meeting involves a “fundamental business transaction” (as defined in the TBOC), every shareholder (regardless of voting rights) must be given notice no later than 21 days prior to the meeting. Examples of fundamental business transactions include mergers, stock exchanges, conversions, and sales of all or substantially all of the corporation’s assets outside the usual and regular course of the corporation’s business. Under the DGCL, certain transactions that would constitute fundamental business transactions as defined in the TBOC require approval by a majority of all outstanding shares of the class entitled to vote thereon unless a different voting threshold is provided in the Bylaws or Charter and permits the Corporation to waive the class-by-class share voting requirement for any matters, including fundamental business transactions. The Delaware Bylaws do not alter this voting threshold. Under the TBOC, fundamental business transactions require approval by two-thirds of all outstanding shares (compared to the majority standard under the DGCL) unless a different voting threshold is provided in the Bylaws or Charter. The Texas Charter alters this voting threshold, so that a majority of all outstanding shares entitled to vote (or if permitted by the TBOC, then a majority of votes cast for or against), as a single class, would be required to approve a fundamental business transaction following the Texas Conversion.

●	Durability of proxies. The Delaware Bylaws provide that a proxy to vote a shareholder’s shares can remain in effect for up to three years. Pursuant to the TBOC, the Texas Bylaws reduce that period to 11 months. Under both sets of Bylaws, however, a written proxy may include affirmative language specifying that the proxy will remain in effect for a longer period of time.

●	Action by written consent. The Delaware Bylaws prohibit the shareholders from acting by written consent in lieu of a meeting. Pursuant to the TBOC, shareholders may not be denied the right to act by written consent. The Texas Bylaws allow the shareholders to act by written consent in lieu of a meeting, but only if the written consent is signed by the holders of all of the shares entitled to vote on the question before the shareholders.

●	Filling board vacancies. The Delaware Bylaws permit the Board to fill any vacancies on the Board, whether caused by an increase in the number of directors on the Board or by a director’s death, resignation, retirement, disqualification, or removal. The Texas Bylaws (a) permit the shareholders, voting at an annual or special meeting, to fill vacancies arising from an increase in the number of directors, (b) permit the Board to fill up to two such vacancies during the period between two successive annual meetings of the shareholders (with any director appointed by the Board in this circumstance being subject to election by the shareholders at the next meeting of shareholders at which directors are elected), and (c) permit the Board to fill vacancies arising as a result of a director’s death, resignation, retirement, disqualification, or removal (with any director appointed by the Board in this circumstance holding office for the remainder of the full term of the director replaced by such appointment).

●	Right to advancement. The Delaware Bylaws provide that the Company may advance expenses to a person subject to indemnification by the Company if the indemnitee provides a written undertaking to repay the advances if it is ultimately determined that the indemnitee was not entitled to be indemnified by the Company. Pursuant to the TBOC, the Texas Bylaws include a similar written undertaking requirement but add that the undertaking must include the indemnitee’s affirmation of a good faith belief that he or she met the standard of conduct necessary for indemnification under the TBOC.

●	Certain shareholder notice situations. Based on differences between the TBOC and DGCL, the Texas Bylaws have removed three technical provisions that the Delaware Bylaws include with respect to shareholder notices. The Delaware Bylaws include the following provisions that are not included in the Texas Bylaws:

o	A single notice provided to multiple shareholders who share an address is sufficient if consented to by such shareholders.

o	A notice that is otherwise required to be given to all shareholders is not rendered ineffective if the Company fails to deliver the notice to any shareholder with whom communication is unlawful.

o	The Company is not required to give notice to any shareholder to whom (1) notices of two consecutive annual meetings of shareholders and all intervening meetings of shareholders, and (2) all, and at least two, payments of dividends or interest on securities during a 12-month period, were given at the shareholder’s address shown on the Company’s records and returned undeliverable. Any such shareholder may reinstate such shareholder’s right to receive notice by providing the Company with the shareholder’s current address.

Comparison of Shareholder Rights under Delaware and Texas Law

The rights of our shareholders are currently governed by the DGCL, Delaware case law, the Delaware Charter, and the Delaware Bylaws. Following completion of the Texas Conversion, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Charter, and the Texas Bylaws.

The Board has found that the corporate laws of Texas and of Delaware are substantially equivalent, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company.

In addition to the differences pointed out under “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws,” above, the following list includes some of the key distinctions between the DGCL and TBOC:

●	Supermajority threshold. When it specifies a supermajority voting requirement in various circumstances, the DGCL typically requires approval by a majority of the outstanding shares eligible to vote on a matter. The TBOC, in contrast, typically requires approval by two-thirds of the outstanding shares eligible to vote on a matter that requires supermajority approval. In both states, this voting threshold can be altered through language included in the Charter or Bylaws.

●	Records inspection. Under the DGCL, any shareholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath stating the purpose of the inspection. Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if the shareholder holds at least 5% of the outstanding shares of the corporation’s stock or has been a holder of shares for at least six months prior to making the demand. In Texas, inspection demands brought by a shareholder or its affiliate in connection with an active derivative proceeding or civil lawsuit are not considered brought for a “proper purpose” and would require those shareholders proceed through normal channels of discovery in connection with the proceedings.

●	Interested party transactions. Both the DGCL and the TBOC have statutory provisions allowing a fully informed vote of the disinterested directors, a committee of disinterested directors, or the disinterested shareholders (i.e., those directors or shareholders without an interest in the transaction and not otherwise beholden to any directors, officers, or shareholders who do have an interest in the transaction) to approve a transaction in which an officer, director, or shareholder has a personal interest. Such approval, or proof that the transaction was fair to the corporation and its shareholders, renders an interested-party transaction not void or voidable. The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the conditions for approval of the transaction is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

●	Elements for directors to consider in exercising fiduciary duties. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the shareholders. The DGCL does not provide directors authority to consider other constituencies or other types of benefits for the corporation’s shareholders. The TBOC, in contrast, permits directors in discharging their fiduciary duties to consider the long-term and short-term interests of the corporation and its shareholders, including the possibility that those interests may be best served by the continued independence of the corporation. Directors and officers of a Texas corporation are entitled to consider any social purpose specified in the corporation’s certificate of formation and, regardless of such specified social purposes, the TBOC states that it does not prohibit or limit a director or officer of a corporation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

The preceding list does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the Delaware Charter and Delaware Bylaws, the Texas Charter and Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

What Doesn’t Change After Texas Conversion?

Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, following completion of the Texas Conversion, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Delaware corporation. By virtue of the Texas Conversion, the Company will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Company and will be the property of the Company, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the conversion, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Company and may be enforced against the Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Texas corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Conversion, to have been transferred to the Company for any purpose of the laws of the State of Delaware.

The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law governing the conduct of directors and officers of the Company for pre-conversion periods.

No Change in Business, Jobs or Physical Location

The Texas Conversion will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Conversion ). We intend to maintain our corporate headquarters in Texas.

Our management, including all directors and officers, will remain the same in connection with the Texas Conversion and will have identical positions upon completion of the Texas Conversion. To the extent that the Texas Conversion will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Texas Conversion. The Company does not expect that any such required consent will impede its ability to redomesticate to Texas. The Texas Conversion will not otherwise adversely affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

No Securities Act Consequences

We will continue to be a publicly held company following completion of the Texas Conversion, and our common stock will continue to be listed on The Nasdaq Capital Market and traded under the symbol “STI.” We will continue to file required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock as a result of the Texas Conversion. We and our shareholders will be in the same respective positions under the federal securities laws after the Texas Conversion as we and our shareholders were prior to the Texas Conversion.

No Material Accounting Implications

Effecting the Texas Conversion will not have any material adverse accounting implications.

No Exchange of Stock Certificates Required

Shareholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and your stock certificates will represent the same number of shares of the Texas corporation as they represented of the Delaware corporation. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the Texas Corporation.

All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each outstanding option to purchase shares of Delaware Corporation Common Stock under these plans will be converted into an option to purchase an equal number of shares of the Texas Corporation Common Stock on the same terms and conditions as in effect immediately prior to the Texas Conversion. Each other stock award will be converted to an equivalent award with the same terms issued by the Texas Corporation.

No Change in Number of Directors

As of the date of this Proxy Statement, the Board consists of seven directors. The Delaware Charter provides for an initial board of seven directors, but such number may be changed by action of the Board, and the Texas Charter will provide the same.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

Certain Federal Income Tax Consequences

We believe that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the shareholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Texas Conversion. The aggregate tax basis of the Texas Corporation Common Stock received by a shareholder of the Company as a result of the Texas Conversion will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock held by that shareholder as a capital asset at the time of the Texas Conversion. Each shareholder’s holding period of the Texas Corporation Common Stock received in the Texas Conversion will include the holding period of the common stock converted into that Texas Corporation Common Stock, provided the shares are held by such shareholder as a capital asset at the time of the Texas Conversion.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, shareholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and shareholders are urged to consult their own tax advisors as to the consequences to them of the Texas Conversion under all applicable tax laws.

This discussion is based on the U.S. Internal Revenue Code (the “Tax Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Texas Conversion, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Additional Information

Regulatory Matters

In connection with the Texas Conversion, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not anticipate making any other filings to effect the Texas Conversion. Nonetheless, we may face legal challenges to the Texas Conversion, including, among others, shareholder challenges under Delaware law, arising from the Texas Conversion.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Texas Conversion described in this proposal. We have no holders of preferred stock.

Interest of Certain Persons

The Board considered whether incorporating in Texas would convey any non-ratable benefits on any of the Company’s directors or officers. Its process did not identify any such non-ratable benefits.

Conclusion

After careful review of all of the factors, taken together, the Board believe that the Texas Conversion is in the best interests of the Company and all of its shareholders, and the Board recommends that shareholders vote “FOR” the Texas Conversion.

Effect of Not Obtaining the Required Vote for Approval

If the Texas Conversion Proposal fails to obtain the requisite vote for approval, the Texas Conversion will not be consummated, and the Company’s domicile will be unchanged by this vote.

Required Vote

We ask our shareholders to approve the Texas Conversion and the adoption of the Texas Conversion Resolution. This proposal to approve the Texas Conversion and the adoption of the Texas Conversion Resolution requires the affirmative vote of two-thirds (2/3) of the outstanding shares of stock of the Company entitled to vote thereon.

With respect to approval of the Texas Conversion and the adoption of the Texas Conversion Resolution, you may vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as votes against the Conversion Proposal. Brokers do not have discretion to vote on the proposal to approve the Texas Conversion. Broker non-votes will have the same effect as votes against the Conversion Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE CONVERSION PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Shares as of September 14, 2026 by:

●	each person known by the Company to be the beneficial owner of more than 5% of outstanding Common Shares;

●	each of the Company’s named executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or vesting of an RSU) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. The information set forth in the table below is based on 8,726,808 shares of common stock outstanding as of September 14, 2026.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner listed below is 1900 N. Pearl Street, Suite 1750, Dallas, TX 75201.

Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class
More than 5% Beneficial Owners
Henry Ikezi(1)	3,293,276	37.7
Global Graphene Group, Inc.(2)	1,569,695	18.0
Alyeska Master Fund, L.P.(3)	678,788	7.8
Named Executive Officers and Directors
Dr. Bor Jang(2)	—	—
Jaymes Winters	4,709	*
Vlad Prantsevich	3,455	*
Karin-Joyce (KJ) Tjon	45,200	*
John Davis	20,085	*
Mark Schwartz	—	—
Kimi L. Ellen	—	—
Dante W. Robinson	—	—
Dr. Songhai Chai	—	—
All executive officers and directors as a group (9 persons)	73,449	*

*	Denotes beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)	Based on a Schedule 13D/A filed by Henry Ikezi, Madison Bond LLC, Bayside Project LLC and FUN Investment Homes LLC on August 14, 2026 (the “Ikezi Schedule 13D/A”). Includes 2,544,329 shares of Common Stock held of record by Madison Bond LLC, 511,310 shares of Common Stock held of record by Bayside Project LLC, and 237,637 shares of Common Stock held of record by FUN Investment Homes LLC. Mr. Ikezi is the Manager of FUN Investment Homes, LLC, which is the Manager of Madison Bond LLC. Mr. Ikezi is the Manager of Bayside Project LLC. Based on the Ikezi Schedule 13D/A, Mr. Ikezi is deemed to have shared voting and dispositive power with respect to the shares held by Mr. Ikezi, Madison Bond LLC, Bayside Project LLC and FUN Investment Homes LLC. The principal business address is 2 Penn Plaza 31st Floor, New York, NY, 10121.

(2)	Based on a Schedule 13D/A filed by Global Graphene Group, Inc. (“G3”) on June 5, 2026 (the “G3 Schedule 13D/A”). G3 is managed by a board of directors consisting of Dr. Jang, Dr. Zhamu, Henry Wang, Max Wu, Wei Hsu, Hyun Yeo and James Vance. Any action by G3 with respect to the shares of Solidion, including voting and dispositive decisions, requires a majority vote of the members of the board of managers of G3. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of G3’s directors, none of the directors is deemed to be a beneficial owner of shares of Solidion, even those in which any director holds a pecuniary interest. Dr. Jang is a Solidion director and our Chief Science Officer. Based on the G3 Schedule 13D/A, G3 is deemed to have sole voting and dispositive power with respect to the shares held by G3. The principal business address is 1240 McCook Ave, Dayton, OH 45404.

(3)	Based on a Schedule 13G filed by Alyeska Investment Group, L.P., Alyeska Fund GP, LLC and Anand Parekh on August 14, 2026 (the “Alyeska Schedule 13G”). Consists of 678,788 shares of Common Stock. No Pre-Funded Warrants have been exercised, and the beneficial ownership limitation applicable to the Pre-Funded Warrants was 9.99% elected at issuance, but the holder has since notified the Company of its election to reduce such limitation to 4.99%. As a result, beneficial ownership reported in the table above excludes all 1,583,000 shares of Common Stock issuable upon exercise of the Pre-Funded Warrants because they are in excess of the currently applicable beneficial ownership limitation. Based on the Alyeska Schedule 13G, Alyeska Investment Group, L.P. is the investment manager of Alyeska Master Fund, L.P. (“Alyeska”) and has voting and investment control of the shares of Common Stock held by Alyeska. Anand Parekh is the Chief Executive Officer of Alyeska Investment Group, L.P. and may be deemed to be the beneficial owner of such shares of Common Stock. Mr. Parekh, however, disclaims any beneficial ownership of the shares held by Alyeska. The registered address of Alyeska is at c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. Alyeska Investment Group, L.P. is located at 77 W. Wacker, Suite 700, Chicago, IL 60601.

EXECUTIVE AND DIRECTOR COMPENSATION

Unless the context otherwise requires, all references in this “Executive and Director Compensation” section to “we,” “us,” “our,” “Solidion,” or the “Company” refer to Solidion Technology, Inc. prior to the consummation of the business combination.

This discussion may contain forward-looking statements that are based on Solidion’s current plans, considerations, expectations, and determinations regarding future compensation programs. Share amounts presented for periods prior to the Reverse Stock Split have been retroactively converted to reflect the Reverse Stock Split.

As an emerging growth company, Solidion has elected to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as defined under the Exchange Act, which require compensation disclosure for our principal executive officer and the two other most highly compensated executive officers. The Company has voluntarily included all four of its executive officers in the table below. Solidion’s named executive officers for the year ended December 31, 2025 were:

●	Jaymes Winters, Solidion’s Chief Executive Officer;

●	Vlad Prantsevich, Solidion’s Chief Financial Officer;

●	Songhai Chai, Solidion’s Chief Technology Officer.

●	Dr. Bor Jang, Solidion’s Chief Science Officer;

Summary Compensation Table

The following table sets forth information concerning the compensation earned for services rendered to us for the fiscal years ended December 31, 2025 and 2024 of our named executive officers as determined in accordance with SEC rules.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Jaymes Winters	2025	300,000					300,000
Chief Executive Officer	2024	300,000	40,000	—	—	—	340,000
Songhai Chai	2025	225,000	99,041				324,041
Chief Technology Officer	2024	130,000	—	—	—	—	130,000
Vlad Prantsevich	2025	225,000					225,000
Chief Financial Officer	2024	225,000	40,000	—	—	—	265,000
Dr. Bor Jang	2025	200,900	63,936				264,836
Chief Science Officer	2024	140,000	—	—	—	—	140,000

Narrative Disclosure to Summary Compensation Table

Our compensation committee has historically determined the compensation of our named executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the compensation committee then approves the compensation of each executive officer after discussions without members of management present.

Base Salary

Base salaries for our named executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries are reviewed, determined, and approved periodically, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Executive Employment Arrangements

Mr. Winters and Mr. Prantsevich

We entered into employment agreements (the “Executive Employment Agreements”) with Jaymes Winters and Vlad Prantsevich, effective as of the Closing Date (the “Start Date”). Mr. Winters’ Executive Employment Agreement provides for an initial base salary of $300,000, and Mr. Prantsevich’s Executive Employment Agreement provides for an initial base salary of $225,000. Both Executive Employment Agreements include employment terms, and provide that the executive is eligible upon meeting certain conditions to receive a transition bonus, annual incentive bonus, a bonus based on certain stock rise targets, a bonus in connection with the Company achieving certain capital raise targets, a bonus in the event of an applicable sale of the Company, an initial and annual grant of shares of the Company’s common stock, and warrants to purchase shares of the Company’s common stock. The Employment Agreements are included in the Annual Report on Form 10-K and are available at www.proxyvote.com.

Each executive is also subject to confidentiality and assignment of intellectual property provisions and certain restrictive covenants, including non-disparagement and twelve months post-employment non-competition and non-solicitation of employees and customer provisions.

Dr. Jang and Dr. Chai

On February 10, 2025 (the “Signing Date”), the Company entered into employment agreements with each of Dr. Jang (the “Jang Employment Agreement”) and Dr. Chai (the “Chai Employment Agreement” and, together with the Jang Employment Agreement, the “Employment Agreements”). The Compensation Committee of the Board (the “Compensation Committee”), which is made up entirely of independent directors in accordance with Nasdaq listing rules, approved the Company’s entry into the Employment Agreements.

The Jang Employment Agreement provides for a starting annual base salary of $200,900 and an annual incentive opportunity discretionary bonus with a target set at 40% of base salary, and such bonus may be paid in cash, shares of stock, or a combination, although at least twenty-five percent must be paid in cash. Under the Jang Employment Agreement, the parties acknowledge that Dr. Jang, with the Company’s consent, is employed in an executive capacity by Global Graphene Group, Inc. (“G3”) and also serves on G3’s board of directors. Dr. Jang represents and warrants that he will devote approximately seventy percent (70%) of his business time and efforts to the performance of duties assigned to him under the Jang Employment Agreement. Dr. Jang agrees he will not engage in any other paid work, other than his simultaneous employment by G3, unless he notifies the Board or its designee in advance of his intent to engage in other paid work and receives the express written consent of the Board or its designee to do so. G3 beneficially owns approximately 18.0% of the outstanding shares of common stock of the Company as of the date of this filing.

The Chai Employment Agreement provides for a starting annual base salary of $225,000 and an annual incentive opportunity discretionary bonus with a target set at 40% of base salary, and such bonus may be paid in cash, shares of stock, or a combination, although at least twenty-five percent must be paid in cash.

The Employment Agreements provide for an initial term of two years commencing on the Closing Date, subject to annual renewal for additional, successive one-year terms. The Employment Agreements provide for a one-time transition bonus to Dr. Jang and Dr. Chai in the amount of $63,936 and $99,041, respectively, less applicable withholdings and deductions, paid in a lump sum on the Signing Date.

The Employment Agreements generally provide for (i) the initial one-time grants to Dr. Jang and Dr. Chai of at-the-money warrants to purchase at least 8,000 and 4,000, respectively, shares of the Company’s common stock with an expiration on the fifth anniversary of the Closing Date; (ii) the initial one-time grants of 4,000 and 2,000, respectively, shares of unrestricted stock (“Unrestricted Stock”); and (iii) annually thereafter, the grant of 4,000 and, 2,000 shares of restricted stock (“Restricted Stock”) of the Company each year. The awards (i) will be subject to vesting on three equal installments on each of the first three anniversaries of the Closing Date, (ii) will be made pursuant to the terms and conditions of the Company’s 2023 Long-Term Incentive Plan (the “Plan”) and (iii) will be evidenced by an award agreement between the Company and the Executive, pursuant to the terms of the Plan. The Employment Agreements generally provide for the right to receive or participate in all employee benefit programs and perquisites established from time to time by the Company on a basis that is no less favorable than such programs and perquisites are provided by the Company to the Company’s other senior executives.

The Employment Agreements further provide that if either executive is terminated for any reason, the executive shall receive the following: (i) Executive’s Base Salary through and including the effective date of termination; (ii) payment for accrued unused vacation time, subject to the Company’s then current vacation policy; (iii) payment of any vested benefit; (iv) payment of Executive’s discretionary bonus for the prior fiscal year, to the extent not yet paid as of the termination date; (v) payment of a prorated discretionary bonus based on the number of days employed during the fiscal year, which shall be paid within sixty (60) days of the end of the Fiscal Year; and (vi) payment for unreimbursed business expenses.

The Employment Agreements further provide that if either executive is terminated by the Company without Cause (as defined in the Employment Agreements), by the Company by notice of non-renewal, or by the executive for Good Reason (as defined in the Employment Agreements), in addition to the payments set forth above, and provided the executive executes a release in the form attached to the Employment Agreements, the executive will be entitled to receive severance benefits that consist of: (i) 12 months of base salary immediately prior to the termination date, in the form of salary continuation; and (ii) 12 months of health insurance benefits continuation, or the Company will pay or reimburse Executive for the portion of the COBRA premium that is equal to the insurance premium the Company would pay if the executive were then an active employee of the Company. Each executive is also subject to confidentiality and assignment of intellectual property provisions and certain restrictive covenants, including non-disparagement and twelve months post-employment non-competition and non-solicitation of employees and customer provisions.

There were no outstanding equity awards held by any of Solidion’s named executive officers as of December 31, 2025. Accordingly, we have not provided an Outstanding Equity Awards at Fiscal Year-End table in this proxy statement.

Employee Benefit Plans

Solidion Technology Inc. 2023 Equity Incentive Plan

The Company has an incentive equity plan, the 2023 Equity Incentive Plan (the “Incentive Plan”). Under the terms of the plan, Solidion’s employees, consultants and directors, and employees and consultants of its affiliates, may be eligible to receive awards in the form of incentive stock options (“ISOs”) to employees and for the grant of non-statutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors and consultants.

Eligibility. Solidion’s employees, consultants and directors, and employees and consultants of its affiliates, may be eligible to receive awards under the Incentive Plan.

Plan Administration. The board of directors of Solidion, or a duly authorized committee thereof, will have the authority to administer the Incentive Plan. The board of directors of Solidion may also delegate to one or more officers the authority to (i) designate employees other than officers to receive specified stock awards and (ii) determine the number of shares to be subject to such stock awards. Subject to the terms of the Incentive Plan, the plan administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the Incentive Plan. The plan administrator has the power to modify outstanding awards under the Incentive Plan. Subject to the terms of the Incentive Plan, the plan administrator also has the authority to reprice any outstanding option or stock award, cancel and re-grant any outstanding option or stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.

Share Reserve. The number of shares of common stock initially reserved for issuance under the Incentive Plan was 190,000. Shares subject to stock awards granted under the Incentive Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for future grants under the Incentive Plan. The Incentive Plan includes an evergreen provision that provides for an automatic annual increase to the number of shares of common stock available for future grants under the Incentive Plan on the first day of each fiscal year beginning with the 2024 fiscal year, equal to the least of (i) 190,000 shares of common stock, (ii) 5% of the total number of shares of common stock outstanding as of the last day of our immediately preceding fiscal year, or (iii) such lesser amount determined by the plan administrator. As of June 30, 2026, 38,000 shares have been granted under the Plan, of which 6,667 shares have been cancelled and returned to the Plan since its inception, and 483,575 shares remain available for future issuance. If the Equity Incentive Plan Proposal (Proposal No. 3) is approved by stockholders, the share reserve will be increased by 975,000 shares.

Award Types. The Incentive Plan provides for the grant of ISOs to employees and for the grant of NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors and consultants.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of common stock on the date of grant (however, a stock option may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the Incentive Plan, and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code). Options granted under the Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the Incentive Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship ceases for any reason other than cause, the optionholder may generally exercise any vested options for a period of three (3) months following the cessation of service, but only within three (3) months following such termination, unless another period of time is provided in the applicable award agreement or other agreement, subject to the limitations in the Incentive Plan. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or Solidion’s insider trading policy. Options generally terminate immediately upon the termination of an optionholder’s service for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft, or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of common stock previously owned by the optionholder, (iv) a net exercise of the option if it is an NSO and (v) other legal consideration approved by the plan administrator.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all stock plans maintained by Solidion may not exceed $100,000. Options or portions thereof that exceed such limit generally will be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of Solidion’s total combined voting power or that of any of Solidion’s affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the option is not exercisable after the expiration of five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Except as provided otherwise in the applicable award agreement, if a participant's service relationship ends for any reason, Solidion may receive through a forfeiture condition or a repurchase right any or all of the shares held by the participant under his or her restricted stock award that have not vested as of the date the participant terminates service.

Restricted Stock Unit Awards. Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date of grant (however, a stock appreciation right may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the Incentive Plan, and in a manner consistent with the provisions of Sections 409A). A stock appreciation right granted under the Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards.  With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the performance period, the other terms and conditions of such Award, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board.

Other Stock Awards.  The plan administrator may grant other awards based in whole or in part by reference to common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid by Solidion to any individual for service as a non-employee director with respect to any calendar year (such period, the “annual period”), including stock awards and cash fees paid by Solidion to such non-employee director, will not exceed (i) $500,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the board of directors of Solidion during such annual period, $750,000 in total value. For purposes of these limitations, the value of any such stock awards is calculated based on the grant date fair value of such stock awards for financial reporting purposes.

Changes to Capital Structure. In the event there is a specified type of change in Solidion’s capital structure, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, appropriate adjustments will be made to (i) the class(es) and maximum number of shares of common stock subject to the Incentive Plan and the maximum number of shares by which the share reserve may annually increase; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of common stock subject to outstanding awards.

Corporate Transactions. The following applies to stock awards under the Incentive Plan in the event of a corporate transaction, as defined in the Incentive Plan, unless otherwise provided in a participant’s stock award agreement or other written agreement with Solidion or unless otherwise expressly provided by the plan administrator at the time of grant. In the event of a corporate transaction, any stock awards outstanding under the Incentive Plan may be assumed, continued or substituted by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by Solidion with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate for no consideration if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by Solidion with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the plan administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate for no consideration if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by Solidion with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants. In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value, at the effective time, to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.

Change in Control. In the event of a change in control, as defined under the Incentive Plan, awards granted under the Incentive Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Amendment, Termination. The board of directors of Solidion will have the authority to amend, suspend, or terminate the Incentive Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date the Incentive Plan was adopted.

The Plan was adopted by the Board of Directors in December 2023 and the stockholders of Solidion adopted and approved the Plan.

The purpose of the Plan is to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for our success and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the common stock through the granting of awards thereunder.

Director Compensation for Fiscal Year 2025

For fiscal year 2024, Solidion provided $5,000 of cash compensation to each of its non-employee directors.

Dr. Bor Jang, our Chief Science Officer, received no additional compensation for his service on the Board of Directors. Dr. Jang’s compensation is fully reflected in the Summary Compensation Table above.

For fiscal year 2025, Solidion provided the cash compensation shown in the table below in the column titled “Fees Earned or Paid in Cash” as cash retainers and issued 40,000 bonus shares of common stock to each of its non-employee directors for prior service. All of the directors are reimbursed for their reasonable out-of-pocket expenses related to their services as a member of the Solidion board of directors.

The following table sets forth all information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors during fiscal year 2025.

Non-Employee Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Total ($)
John Davis	55,616	215,600	—	—	—	271,216
Karin-Joyce Tjon	55,616	215,600	—	—	—	271,216
Cynthia Ekberg Tsai(1)	36,051	215,600	—	—	—	251,651

(1)	Cynthia Ekberg Tsai resigned from the Board of Directors on September 3, 2025.

Director Fees and Arrangements

For fiscal year 2025, each non-employee director received quarterly cash compensation for committee service, as well as a one-time grant of 40,000 bonus shares of common stock in recognition of their prior board service from the closing of the business combination through one year thereafter.

In August 2026, the Board adopted a formal non-employee director compensation policy pursuant to which each non-employee director will receive (i) an annual grant of restricted stock units with a value of $100,000 (prorated for partial years of service), with the number of RSUs determined by dividing $100,000 by the closing price of the Company’s common stock on the business day immediately preceding the grant date, vesting in one-third increments on each of the first three anniversaries of the grant date, and (ii) quarterly cash compensation for committee service as follows: Audit Committee members receive $10,000 per quarter ($12,500 for the Chair); Compensation Committee and Nominating and Corporate Governance Committee members receive $5,000 per quarter ($6,000 for the respective Chairs). All directors are reimbursed for reasonable out-of-pocket expenses related to their board service.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2025, we believe that all of our officers, directors and greater than 10% beneficial owners timely filed all reports required by Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with Solidion’s directors and executive officers, including those discussed in the section entitled “Executive and Director Compensation,” the following sets forth transactions and series of similar transactions, since January 1, 2025, in which Solidion participated or will participate, in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) any of Solidion’s then directors, executive officers, or holders of more than 5% of its capital stock at the time of such transaction, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

The following summarizes the terms of certain material agreements Solidion entered into with G3 in connection with the Closing pursuant to the Merger Agreement. Each such summary is qualified in its entirety by reference to the relevant agreement, the forms of which have been filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Contribution Agreement. HBC and G3 entered into the Contribution Agreement, dated as of February 2, 2024 (the “Contribution Agreement”), pursuant to which, among other things, G3 contributed and transferred to HBC all its right, title and interest in, to and under certain battery-related assets and HBC assumed certain related liabilities, as more specifically set forth thereunder.

Supply and License Agreement. HBC and G3 entered into the Supply and License Agreement, dated as of February 2, 2024 (the “SLA”), pursuant to which, among other things, G3 sells to and supplies from time to time HBC certain graphene and graphite products and G3 provides to HBC a non-exclusive license to certain G3 patents, technology and know-how relating to graphene production to make and have made graphene materials for HBC’s own needs, as more specifically set forth thereunder.

Shared Services Agreement. HBC and G3 entered into the Shared Services Agreement, dated as of February 2, 2024 (the “SSA”), pursuant to which, among other things, G3 continues to provide Solidion with certain operational and other support services, including assigning certain employees to work for Solidion to provide support to Solidion’s operations and sending its employees to Solidion on a short-term basis to provide support, and sharing the use of certain equipment, administrative office space, production space, laboratory space and loading space. In exchange for receipt of such services and uses, the SSA contemplates that the parties pay fees to each other, as more specifically set forth thereunder. For the year ended December 31, 2025, expenses incurred related to SSA services and SSA employees were $265,126 and $394,213, respectively. For the six months ended June 30, 2026, expenses incurred related to SSA services and SSA employees were $60,000 and $106,591, respectively. As of June 30, 2026, there were no amounts outstanding under the SSA.

Executive Officer and Director Compensation Arrangements. See “Executive Compensation” for information regarding compensation arrangements with the executive officers and directors of Solidion, which include, among other things, employment, termination of employment and change in control arrangements, stock awards and certain other benefits.

Director and Executive Officer Indemnification. Solidion’s second amended and restated certificate of incorporation and amended and restated Bylaws provide, for indemnification for its directors and executive officers to the fullest extent permitted by law. Solidion has entered into indemnification agreements with each of its directors and executive officers. Such agreements provide among other things, the officers and directors of Solidion with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by law, including to the extent they serve at Solidion’s request as directors, officers, employees or other agents of any other affiliated entity, to the fullest extent permitted by law.

Warrant Conversion. On October 8, 2025 (the “Purchase Date”), Madison Bond LLC and Bayside Project LLC (together, the “Purchasers”) announced the purchase of all of the outstanding Series C and Series D Warrants (together, the “Warrants”) previously issued by the Company pursuant to the Securities Purchase Agreement, dated as of August 30, 2024 (the “Original Purchase Agreement”). Henry Ikezi beneficially owns approximately 37.7% of the Company’s outstanding common stock. Mr. Ikezi is the Manager of FUN Investment Homes, LLC, which is the Manager of Madison Bond LLC. Mr. Ikezi is the Manager of Bayside Project LLC. Mr. Ikezi does not serve on the Company’s Board of Directors and has no board representation. Immediately thereafter, the Company determined to invoke certain provisions in the Warrants and the Original Purchase Agreement in order to convert (the “Conversion”) all remaining unexercised portions of the Series C and Series D Warrants into shares of the Company’s common stock, at a ratio of 1 to 1, such that each outstanding Series C and Series D warrant was converted into one share of common stock. The Purchasers received 3,447,957 shares (the “Conversion Shares”) of the Company’s common stock in the Conversion and the Company cancelled all outstanding Series C and Series D Warrants.

Purchase Agreement Amendment. In connection with the Conversion, the Purchasers and the Company amended the Original Purchase Agreement to remove or modify certain financing restrictions, including limitations on future equity issuances and participation rights, subject to agreed-upon dilution protections.

Lock-up. In connection with the Conversion, the Purchasers have agreed, subject to certain customary exceptions, not to (i) sell, offer to sell, agree to offer or sell, solicit offers to purchase, convert, contract or agree to sell, pledge, encumber, assign, borrow, or otherwise dispose of, directly or indirectly, any shares of common stock held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of common stock if any, acquired during the Lock-Up Period (as defined below), the “Lock-Up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise, or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is 12 months after the October 21, 2025 (the “Lock-up Date,” and the period from the Lock-up Date until such date, the “Lock-Up Period”). The exceptions also generally include transfers (A) of no more than five percent (5%) of the total Lock-Up Shares in the aggregate taking into account all transfers during the Lock-Up Period (provided that total transfers during any period of five consecutive trading days shall not exceed five percent (5%) of the daily average trading volume of the common stock over the immediately preceding five trading days and (B) in connection with the pledge, hypothecation or other grant of a security interest in any Lock-Up Shares to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Lock-Up Shares.

Madison Bond Promissory Notes. On May 7, 2026, the Company executed a promissory note with Madison Bond LLC in the amount of $75,000 in cash for working capital purposes. The note bears interest at 16% per annum and matures on August 7, 2026.

On May 11, 2026, the Company formalized the obligation through a promissory note with Madison Bond LLC related to the advance of $75,000 to the Company to fund legal fees incurred during the first quarter of 2026. The note bears no interest, matures on November 11, 2026, and requires a balloon payment for the entire principal at maturity.

As of June 30, 2026, an aggregate of $151,775 was outstanding under the two promissory notes with Madison Bond, consisting of $150,000 of principal and $1,775 of accrued interest.

Due to Related Party. At the time of the Closing, the Company had an outstanding payable related to the monthly administrative services support fees due to Mach FM Corp., an affiliate of Mach FM Acquisitions LLC, the sponsor of Nubia. This fee covered office space, utilities, and secretarial and administrative support to support Nubia’s operating activities. Amounts outstanding to Mach FM Corp. of $87,873 as of December 31, 2025 were repaid in full during the three months ended June 30, 2026.

Share Issuances. On October 9, 2025, the Company issued 40,000 bonus shares of common stock to each of its non-executive directors, John Davis and Karin-Joyce Tjon, and its former non-executive director Cynthia Ekberg Tsai. The issuances were in consideration of their prior board service from the closing of the Company’s business combination on February 2, 2024 until one year thereafter. The issuances were pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. No underwriting discounts or commissions were paid with respect to such issuances.

On October 9, 2025, the Company issued 450,000 shares of common stock to G3, pursuant to an “earn-out” provision in the Merger Agreement following the approval by the board of directors of the Company to deem the earn-out conditions satisfied in full in light of, among other things, the Company’s capital structure and the ongoing SSA between the Company and G3. Dr. Bor Jang is the Chief Science Officer of the Company and a Solidion director, as well as the Chairman of the Board of Directors and Chief Executive Officer of G3. The issuance was pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. No underwriting discounts or commissions were paid with respect to such issuance.

2026 Private Placement. On June 7, 2026, we entered into the 2026 Purchase Agreement with Alyeska Master Fund, L.P. (the “2026 Investor”), pursuant to which we agreed to issue and sell, in a private placement (the “2026 Private Placement”), (i) 750,000 shares of Common Stock at a purchase price of $15.00 per share and (ii) pre-funded warrants to purchase up to 1,583,000 shares of Common Stock at a purchase price of $14.9999 per pre-funded warrant. Titan Partners Group LLC, a division of American Capital Partners, LLC, acted as sole placement agent for the 2026 Private Placement. The closing of the 2026 Private Placement occurred on June 9, 2026. We received aggregate gross proceeds of approximately $34.99 million before deducting placement agent fees and related offering expenses. After deducting such fees and expenses, we received net proceeds of approximately $32 million, which we intend to use to support the commercialization of our patented Extreme-Climate Battery technology, fulfill customer demand, expand inventory, advance the building and testing of prototypes, and for working capital and general corporate purposes. In connection with the 2026 Private Placement, each of our directors, executive officers and holders of more than 10% of our Common Stock (on a fully diluted basis) entered into lock-up agreements restricting sales of our securities for forty-five (45) days following the effective date of this Registration Statement.

In connection with the 2026 Private Placement, the Company issued the Placement Agent Warrants to purchase up to 116,650 shares of Common Stock (representing 5% of the total securities sold at the closing of the 2026 Private Placement). The Placement Agent Warrants are immediately exercisable at an exercise price of $17.25 per share (equal to 115% of the purchase price per share in the 2026 Private Placement) and expire on the five-year anniversary of the date of the 2026 Purchase Agreement. The Placement Agent Warrants are subject to a 180-day lock-up from the date of the 2026 Purchase Agreement pursuant to FINRA Rule 5110(e)(1). The Placement Agent Warrants contain customary anti-dilution adjustments in the event of stock dividends, splits, reorganizations or similar events.

2026 Purchase Agreement Lock-Up. In connection with the 2026 Private Placement, each of the Company’s directors, executive officers and holders of more than 10% of the Company’s issued and outstanding Common Stock (on a fully diluted basis), entered into lock-up agreements (the “2026 Lock-Up Agreements”) providing for a lock-up period commencing on June 7, 2026 and ending forty-five (45) days following the effective date of this Registration Statement, during which time they have agreed not to offer for sale, sell, contract to sell, pledge or otherwise dispose of any of the Company’s Common Stock or securities convertible into the Company’s Common Stock, subject to certain exceptions, without the prior written consent of the Placement Agent.

Review, Approval and Ratification of Related Party Transactions.

The Company has adopted a Related Party Transactions Policy, pursuant to which the Audit Committee is responsible for reviewing and approving in advance any related party transactions. Under the policy, a ‘Related Party Transaction’ includes any transaction in which the Company is a participant and in which any director, director nominee, executive officer, beneficial owner of more than 5% of the Company’s voting securities, or any of their immediate family members, has a direct or indirect interest. The Audit Committee reviews and considers, among other factors, whether the transaction was undertaken in the ordinary course of business, the related party’s interest in the transaction, the benefits to the Company, whether comparable products or services were available from unrelated third parties, and the terms the Company could receive from an unrelated third party. The policy also provides for certain standing pre-approvals, including with respect to executive officer and director compensation reported in this proxy statement and indemnification pursuant to the Company’s organizational documents. All of the transactions described above were reviewed and approved or ratified by the Audit Committee or the independent members of our Board.

Conflicts Related to Other Business Activities.

The persons serving as our officers and directors have existing responsibilities and, in the future, may have additional responsibilities, to provide management and services to other entities in addition to us. As a result, conflicts of interest between us and the other activities of those persons may occur from time to time.

We will attempt to resolve any such conflicts of interest in our favor. Our officers and directors are accountable to our shareholders and us as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling our affairs. A shareholder may be able to institute legal action on our behalf or on behalf of that shareholder and all other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts in any manner prejudicial to us.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: Solidion Technology, Inc., 1900 N. Pearl Street, Suite 1750, Dallas, Texas 75201, Attn: Vlad Prantsevich, Chief Financial Officer or by contacting our Chief Financial Officer at (972) 918-5120.

Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Vlad Prantsevich

Chief Financial Officer

September 23, 2026

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available free of charge at the SEC’s web site at www.sec.gov.

Stockholders can also access this proxy statement and our Annual Report on Form 10-K at the investors section of our website at www.Solidiontech.com. A copy of our Annual Report on Form 10-K for the year ended December 31, 2025 is available without charge upon written request to: Solidion Technology, Inc., 1900 N. Pearl Street, Suite 1750, Dallas, Texas 75201, Attn: Vlad Prantsevich, Chief Financial Officer.

APPENDIX A

AMENDMENT NO. 1 TO THE 2023 EQUITY INCENTIVE PLAN

APPENDIX A

The Board of Directors of SOLIDION TECHNOLOGY, INC., a Delaware corporation, does hereby certify the amendment of the Solidion Technology, Inc. 2023 Equity Incentive Plan (the “Stock Plan”), effective September 23, 2026, subject to stockholders’ approval, as follows:

1.	Section 2 of the Plan is deleted in its entirety and replaced with the following:

2.	Shares Subject to the Plan.

(a)	Share Reserve. Subject to any adjustments as necessary to implement any Capitalization Adjustments and the provisions of 2(b), the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed an amount equal to 1,489,908 shares of Common Stock, after giving effect to the 1-for-50 reverse stock split effected by the Company on May 12, 2025 (the “2025 Reverse Split”).

(b)	Share Reserve Operation.

(i)

Automatic Share Reserve Increase. Subject to any adjustments as necessary to implement any Capitalization Adjustments, the number of shares of Common Stock available for issuance under the Plan will be increased on the first day of each fiscal year beginning with the 2027 fiscal year, in an amount equal to the least of (1) 190,000 shares (after giving effect to the 2025 Reverse Split) of Common Stock, (2) a number of shares of Common Stock equal to five percent (5%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (3) such number of shares of Common Stock determined by the Plan administrator no later than the last day of the immediately preceding fiscal year.

(ii)	Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; and (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock).

(iii)	Reversion of Previously Issued Shares of Common Stock to Share Reserve. Any shares of Common Stock previously issued pursuant to an Award that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares of Common Stock and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan.

A-1

APPENDIX B

Solidion Technology, Inc.

2023 Long-Term Incentive Plan

Adopted by the Board of Directors: December 2023

Approved by the Stockholders: December 2023

Ratified by the Board of Directors: February 2024

1. General.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. Shares Subject to the Plan.

(a) Share Reserve. Subject to any adjustments as necessary to implement any Capitalization Adjustments and the provisions of 2(b), the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed an amount equal to 9,500,000 shares of Common Stock.

(b) Share Reserve Operation.

(i) Automatic Share Reserve Increase. Subject to any adjustments as necessary to implement any Capitalization Adjustments, the number of shares of Common Stock available for issuance under the Plan will be increased on the first day of each fiscal year beginning with the 2024 fiscal year, in an amount equal to the least of (i) 9,500,000 shares of Common Stock, (2) a number of shares of Common Stock equal to five percent (5%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (3) such number of shares of Common Stock determined by the Plan administrator no later than the last day of the immediately preceding fiscal year.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; and (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock).

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. Any shares of Common Stock previously issued pursuant to an Award that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares of Common Stock and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan.

3. Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(a).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $750,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first calendar year that begins following the Effective Date.

4.  Options and Stock Appreciation Rights. Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified herein or in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the aggregate strike price of such SAR with respect to the number of Common Stock equivalents that are vested and being exercised. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within three (3) months following such termination of Continuous Service, unless another period of time is provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)). Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSUs: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2) RSU: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other Equity-Based Awards and Other Cash-Based Awards may be granted to Participants, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Board shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Board may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award.

6. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments in a matter that it deems equitable in its sole discretion, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise explicitly provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by, and whether there will be any such assumption, continuation or substitution will be determined by, the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate for no consideration if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate for no consideration if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction (as determined by the Board in its sole discretion), the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise. In the event the exercise price payable by such holder in connection with such exercise equals or exceeds the value of the property the holder would have received upon the exercise of the Award, the Board, in its sole discretion, may provide for the cancellation of the Award without any consideration payable to the holder thereof.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below. Actions or decisions of the Board under the Plan need not be uniform with respect to all Participant and/or Awards.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (2) any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that except for any adjustment contemplated by Section 6(a) through (c), or otherwise in connection with a corporate transaction involving the Company (including without limitation any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), no outstanding Options or SARs shall be amended to reduce their exercise price or base price, and no outstanding Options or SARs with an exercise price or base price less than current Fair Market Value shall be cancelled in exchange for cash, other Awards or Options or SARs with an exercise price or base price that is less than the exercise price or base price of the original Options or SARs without the approval of the stockholders of the Company.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. In the event of such delegation, all references herein to the Board shall be deemed references to the Committee, except with respect to amendment or termination of the Plan. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee (or a subcommittee thereof) that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee (or a subcommittee) meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee with respect to the Plan or any Awards granted under it (including any Award Agreements) will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. Tax Withholding

(a) Withholding Authorization. All Awards and payments thereunder shall be subject to applicable tax withholding. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(g) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(h) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(i) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(j) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(k) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its right to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(l) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.

(m) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(n) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. Covenants of the Company.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. Severability. If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12. Termination of the Plan. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(d) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(e) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(f) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of (or attempted commission of), or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s material violation or breach of any contract or agreement between the Participant and the Company or any Affiliate (including, without limitation, any covenant of confidentiality, noncompetition or nonsolicitation) or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (iv) such Participant’s gross or willful misconduct; (v) such Participant’s conviction of, or plea of nolo contendere to, a felony or crime of moral turpitude; or (vi) the Participant’s exhibition of a standard of behavior during the course of or related to the Participant’s employment or other engagement with the Company or any Affiliate that is disruptive to the orderly conduct of the Company’s or any Affiliate’s business operations, including, without limitation, substance abuse, sexual harassment or sexual misconduct or other unlawful harassment or retaliation. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant that is specifically intended to apply to an Award granted under the Plan shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l) “Common Stock” means the Class A Common Stock of the Company.

(m) “Company” means Honeycomb Battery Company, a Delaware corporation.

(n) “Compensation Committee” means the Compensation Committee of the Board.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service (unless otherwise determined by the Board in its sole discretion); provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service (unless otherwise determined by the Board in its sole discretion). To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u) “Effective Date” means February 2, 2024.

(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(aa) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(bb) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(cc) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(dd) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ee) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ff) “Merger Agreement” means that certain Agreement and Plan of Merger by and among Nubia Brand International Corp., Nubia Merger Sub, Inc. and Honeycomb Battery Company dated as of February 15, 2023, as amended.

(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ii) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(jj) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(kk) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ll) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(mm) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(nn) “Other Award” or “Other Awards” means Other Equity-Based Awards and Other Cash Awards.

(oo) “Other Cash-Based Award” means an Award that is granted under Section 5(c) of the Plan that is denominated and/or payable in cash.

(pp) “Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, or RSU Award that is granted under Section 5(c) of the Plan and is (i) payable by delivery of shares of Common Stock and/or (ii) measured by reference to the value of a share of Common Stock.

(qq) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(rr) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ss) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(tt) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(uu) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(vv) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ww) “Plan” means this Honeycomb Battery Company 2023 Long-Term Incentive Plan, as amended from time to time.

(xx) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity and/or long-term incentive programs.

(yy) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified herein or in the Participant’s Award Agreement.

(zz) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(aaa) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ccc) “RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ddd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(eee) “Rule 405” means Rule 405 promulgated under the Securities Act.

(fff) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(ggg) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(hhh) “Securities Act” means the Securities Act of 1933, as amended.

(iii) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(jjj) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(kkk) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(lll) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(mmm) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(nnn) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

APPENDIX C

PLAN OF CONVERSION
OF
SOLIDION TECHNOLOGY, INC.
A DELAWARE CORPORATION
TO
SOLIDION TECHNOLOGY, INC.,
A TEXAS CORPORATION

This Plan of Conversion (the “Plan of Conversion”) of Solidion Technology, Inc., a Delaware corporation (the “Corporation”), is made and entered into effective as of __, 2026, in accordance with the Delaware General Corporation Law and the Texas Business Organizations Code.

RECITALS:

A. The Corporation was formed under the name Nubia Brand International Corp. on June 14, 2021, by the filing of Certificate of Incorporation with the Secretary of State of the State of Delaware. An Amended and Restated Certificate of Incorporation was filed on March 10, 2022, and a Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 2, 2024, which changed the name to “Solidion Technology, Inc.”. Under the terms of the Second Amended and Restated Certificate of Incorporation, the Corporation is managed by the Board of Directors.

B. All of the members of the Board of Directors of the Corporation have approved the conversion of the Corporation into a Texas corporation (the “Conversion”) and the terms of this Plan of Conversion.

NOW, THEREFORE, the Corporation does hereby adopt this Plan of Conversion to effectuate the Conversion and declares and certifies to the following:

1. Names and Jurisdiction. The name of the Delaware corporation is Solidion Technology, Inc. (the “Converting Entity”), and the name of the Texas corporation shall be Solidion Technology, Inc. (the “Converted Entity”).

2. Effective Date. The Conversion shall become effective concurrently with the filing of the Certificate of Conversion with the Secretary of State of the State of Texas (the “Effective Time”), in substantially the same form attached hereto, as Exhibit A.

3. Continued Existence. Following the conversion, the Converting Entity shall continue in existence as the Converted Entity. Following the conversion, the Converted Entity shall be a for-profit corporation duly formed and in existence pursuant to the laws of the State of Texas. The Certificate of Formation, to be filed with the Secretary of State of the State of Texas, in substantially the same the form attached hereto as Exhibit B is incorporated herein by reference.

4. Conversion of Common Stock and Preferred Stock. As of the Effective Time, by virtue of the conversion and without any action on the part of any holder thereof, each share of Common Stock and Preferred Stock in the Converting Entity that is held immediately prior to the Effective Time shall be converted into the same amount of shares of stock in the Converted Entity.

5. Approval. The plan of conversion has been approved as required by the laws of the jurisdiction of formation and the governing documents of the Converting Entity.

6. Copy of Plan of Conversion. A signed plan of conversion is on file at the principal place of business of the Converting and Converted Entities which are both located at 1900 N. Pearl Street, Suite 1750, Dallas, TX 75201. A copy of the Plan of Conversion will be furnished on written request without cost by the Converting Entity before the conversion or by the Converted Entity after the conversion to any stockholder or director of the Converting Entity or Converted Entity.

7. Amendment or Termination. This Plan of Conversion may be amended or terminated by the members of the Board of Directors of the Corporation and the Conversion may be abandoned at any time prior to the Effective Time, notwithstanding any prior approval of this Plan of Conversion by the members of the Board of Directors.

IN WITNESS WHEREOF, the undersigned hereby adopts this Plan of Conversion as of the date set forth above.

Solidion Technology, Inc.

By:
Jaymes Winters, Chief Executive Officer

C-1

EXHIBIT A

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A DELAWARE CORPORATION
TO A NON-DELAWARE ENTITY
PURSUANT TO SECTION 266 OF
THE DELAWARE GENERAL CORPORATION LAW

1.	The name of the Delaware corporation is Solidion Technology, Inc. (If changed, the name under which its Certificate of Incorporation was originally filed: Nubia Brand International Corp.)

2.	The date of filing of its original Certificate of Incorporation with the Delaware Secretary of State is June 14, 2021.

3.	The jurisdiction to which the corporation shall convert is (list jurisdiction) Texas and the name under which the entity shall be known is Solidion Technology, Inc.

4.	The conversion has been approved in accordance with Section 266 of the Delaware General Corporation Law.

5.	The corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of such other entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of Title 8, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such action, suit or proceeding.

6.	The address to which a copy of the process shall be mailed by the Secretary of State is 1900 N. Pearl Street, Suite 1750, Dallas, TX 75240.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the _________ day of [_], A.D. 2026.

By:
Authorized Officer

Name:
Print or Type

C-2

APPENDIX D

CERTIFICATE OF FORMATION

OF

SOLIDION TECHNOLOGY, INC.

I, the undersigned natural person over the age of eighteen (18) years, acting as organizer of a corporation under the Texas Business Organizations Code (the “TBOC”), do hereby submit the following Certificate of Formation for such corporation.

ARTICLE ONE

The filing entity being formed is a for-profit corporation. The name of the entity is Solidion Technology, Inc. (hereinafter, the “Corporation”). The period of its duration is perpetual.

ARTICLE TWO

The Corporation is being formed pursuant to a plan of conversion. The converting entity, a Delaware for-profit corporation, whose address is 1900 N. Pearl St, Suite 1750, Dallas, Texas 75201, was initially formed under the name “Nubia Brand International Corp.” on June 14, 2021, by the filing of Certificate of Incorporation with the Secretary of State of the State of Delaware, as amended by that certain Second Amended and Restated Certificate filed on February 2, 2024, which changed the name to “Solidion Technology, Inc.”

ARTICLE THREE

The initial registered agent of the Corporation is The Corporation Trust Company. The business address of the registered agent and the registered office address of the Corporation is 1999 Bryan Street, Suite 900, Dallas, Texas 75201.

ARTICLE FOUR

Section 4.1. Authorized Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 302,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”), and (b) 2,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2. Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series, and filed as a certificate of designation pursuant to the TBOC, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3. Common Stock.

(a) Except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of the Common Stock are entitled to vote.

(b) Except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), at any annual or special meeting of the shareholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including any resolution regarding Preferred Stock), the holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any resolution regarding Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any resolution regarding Preferred Stock) or the TBOC.

(c) Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

Section 4.4. Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

 Section 4.5. No Class Vote; Voting Standard. Except as expressly set forth in any certificate of designation establishing a series of preferred stock pursuant to Section 4.2, all shares of all classes and series of capital stock of the Corporation shall vote as a single class on all matters submitted to shareholders, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with any fundamental action or fundamental business transaction, each as defined in the TBOC. Except as expressly set forth in any certificate of designation establishing a series of preferred stock pursuant to Section 4.2, to the maximum extent permitted by the TBOC, the votes of shareholders holding a majority of the voting power of all shares of the Corporation’s capital stock then outstanding (or, if permitted by the TBOC, holding a majority of the voting power of the votes cast for or against any matter) shall be sufficient to approve any action, including any fundamental action or fundamental business transaction, provided that the Bylaws may set a higher voting standard for any matter to the extent permitted by the TBOC.

ARTICLE FIVE

The purpose for which the Corporation is formed is for the transaction of any and all lawful purposes for which a corporation may be organized under the TBOC.

ARTICLE SIX

The initial mailing address of the Corporation to which state franchise tax correspondence should be sent is 1900 N. Pearl St, Suite 1750, Dallas, Texas 75201.

ARTICLE SEVEN

No shareholder of the Corporation shall have any preemptive right to acquire any shares or securities of any class that may at any time be issued, sold or offered for sale by the Corporation.

ARTICLE EIGHT

Section 8.1. Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the TBOC and this Certificate.

Section 8.2. Number, Election and Term.

(a)	The number of directors shall be fixed by the Bylaws of the Corporation. The current number of directors shall be (7) and the names and addresses of the persons who are to serve as initial directors until their respective successors are elected and qualified, are as follows: Dr. Bor Jang, Jaymes Winters, Mark Schwartz, Kimi L. Ellen, Dante W. Robinson, Karin-Joyce Tjon, John Davis: 1900 N. Pearl St, Suite 1750, Dallas, Texas 75201.

(b)	Subject to Section 8.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate. At each succeeding annual meeting of the shareholders of the Corporation, beginning with the first annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 8.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of shareholders by holders of the Common Stock.

(c)	Subject to Section 8.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)	There shall be no cumulative voting in the election of directors. Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 8.3. Newly Created Directorships and Vacancies. Subject to Section 8.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by shareholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 8.4. Removal. Subject to Section 8.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

 Section 8.5. Preferred Stock - Directors. Notwithstanding any other provision of this Article VIII, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate (including any resolution regarding Preferred Stock) and such directors shall not be included in any of the classes created pursuant to this Article VIII unless expressly provided by such terms.

ARTICLE NINE

Section 9.1. Meetings. Subject to the requirements of applicable law, special meetings of shareholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the holders of at least fifty percent (50%) of all shares entitled to vote at the proposed special meeting. Except as provided in the foregoing sentence, special meetings of shareholders of the Corporation may not be called by another person or persons.

Section 9.2. Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 9.3. Action by Written Consent in Lieu of Meeting. Any action required by the TBOC to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of all the shares entitled to vote with respect to the action that is the subject of the consent.

Section 9.4. Amendments to Charter. Except as may be required by the TBOC, this Certificate may be amended or altered by an affirmative vote of the Directors, and the holders of at least a majority of the voting power (or, to the extent permitted by the TBOC, representing a majority of the votes cast for or against) of all outstanding shares of capital stock of the Corporation entitled to vote on the matter voting, except as expressly set forth in any certificate of designation establishing a series of preferred stock pursuant to Section 4.2, as a single class.

Section 9.5 Bylaws. In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter, or repeal the Bylaws. The Bylaws also may be adopted, amended, altered, or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate (including any resolution regarding Preferred Stock), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter, or repeal the Bylaws; provided further, however, that no Bylaws hereafter adopted by the shareholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 9.6 Election to be Governed by TBOC Section 21.373. The Corporation hereby affirmatively elects to be governed by Section 21.373 of the TBOC. For so long as this election remains in effect and the Corporation is a “nationally listed corporation” within the meaning of Section 21.373, and except as provided in Section 21.373(f), a shareholder or group of shareholders may submit a proposal on a matter for approval by the shareholders at a meeting of shareholders only if the shareholder or group of shareholders: (i) holds an amount of voting shares of the Corporation, determined as of the date of submission of the proposal, equal to at least (a) $1 million in market value or (b) three percent (3%) of the Corporation’s voting shares; (ii) holds such shares for a continuous period of at least six (6) months before the date of the meeting and throughout the entire duration of the meeting; and (iii) solicits the holders of shares representing at least sixty-seven percent (67%) of the voting power of shares entitled to vote on the proposal. This Section 9.6 does not apply to director nominations or to procedural resolutions ancillary to the conduct of a meeting.

ARTICLE TEN

Section 10.1 Interested Transactions. Except as may be otherwise provided in Chapter 21 of the TBOC, no contract, act or transaction of the Corporation with any person or persons, firm, trust or association, or any other corporation shall be affected or invalidated by the fact that any director, officer or shareholder of the Corporation is a party to or is interested in such contract, act or transaction, or in any way connected with any such person or persons, firm, trust or association, or is a director, officer or shareholder of or otherwise interested in any such other corporation, nor shall any duty to pay damages to the Corporation be imposed upon such director, officer or shareholder of the Corporation solely by reason of such fact, regardless of whether the vote, action or presence of any such director, officer or shareholder may be, or may have been, necessary to obligate the Corporation on or in connection with such contract, act or transaction, provided that if such vote, action or presence is, or shall have been, necessary, such interest or connection (other than an interest as a non-controlling shareholder of any such other corporation) be known or disclosed to the Board.

Section 10.2 Exculpation. An officer or director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in such person’s capacity as an officer or director, except to the extent otherwise expressly provided by the TBOC, as that statute now exists or may hereafter be amended. Any repeal or modification of this paragraph by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of an officer or director of the Corporation existing at the time of such repeal or modification.

Section 10.3 Corporate Opportunities. To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation, unless (i) such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation, (ii) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and (iii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Section 10.4 Business Judgment Rule. The corporation elects to be governed by Section 21.419 of the TBOC.

 Section 10.5 Continuing Effect. Neither the alteration, amendment, addition to or repeal of this Article Ten, nor the adoption of any provision of this Certificate inconsistent with this Article Ten, shall eliminate or reduce the effect of this Article Ten in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article Ten, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article Ten shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate, the Bylaws or applicable law.

ARTICLE ELEVEN

The Corporation shall indemnify and, upon approval by a majority of the directors, shall insure each person who is or was a director, officer, employee, or agent of the Corporation, and each nominee or designee not a director of the Corporation who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, for amounts incurred by such person in connection with an action, suit, or proceeding to which such person may be a party by reason of such person’s position with the Corporation or service on behalf of the Corporation, when and to the fullest extent permitted by the TBOC and any other applicable law. The rights to indemnification conferred by this Article Eleven shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Any repeal or modification of this paragraph by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of any person existing at the time of such repeal or modification.

ARTICLE TWELVE

Section 12.1 Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Division of the State of Texas shall (or, if and only if the Business Court in the First Business Division of the State of Texas lacks subject matter jurisdiction, any state court located within the State of Texas or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the Northern District of Texas), to the fullest extent permitted by applicable law, be the sole and exclusive forum for any shareholder (including a beneficial owner) to bring internal entity claims, including but not limited to, the following types of actions or proceedings under Texas statutory or common law: (A) any derivative action or proceeding brought on behalf of the Corporation; (B) any action or proceeding (including any class action) asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders; (C) any action or proceeding (including any class action) asserting a claim against the Corporation or any current or former director, officer or other employee of the Company arising out of or pursuant to any provision of the TBOC, this Certificate or the Bylaws (as each may be amended, supplemented, restated or otherwise modified from time to time); (D) any action or proceeding (including any class action) to interpret, apply, enforce or determine the validity of this Certificate or the Bylaws of the Corporation (including any right, obligation or remedy thereunder); (E) any action or proceeding as to which the TBOC confers jurisdiction to the Business Court of the State of Texas; or (F) any action asserting a claim against the Corporation or any director, officer or other employee of the Corporation governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article Twelve shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, any other claim for which the federal courts have exclusive jurisdiction or any claim as to which the Business Court of the State of Texas determines that there is an indispensable party not subject to the jurisdiction of the Business Court of the State of Texas (and the indispensable party does not consent to the personal jurisdiction of the Business Court of the State of Texas within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Business Court of the State of Texas, or for which the Business Court of the State of Texas does not have subject matter jurisdiction.

Section 12.2 Foreign Actions. If any action the subject matter of which is within the scope of Section 12.1 is filed in a court other than a court located within the State of Texas (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Texas in connection with any action brought in any such court to enforce Section 12.1 (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

Section 12.3 Severability. If any provision or provisions of this Article Twelve shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Twelve (including, without limitation, each portion of any sentence of this Article Twelve containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

SECTION 12.4 WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY LAW, THE CORPORATION AND EACH OF ITS SHAREHOLDERS, OFFICERS, DIRECTORS, AND OTHER GOVERNING PERSONS (EACH, A “PARTICIPANT”) KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ASSERTING AN INTERNAL ENTITY CLAIM (WHICH SHALL HAVE THE MEANING AS SET FORTH IN THE TBOC), WHETHER SOUNDING IN CONTRACT, TORT, STATUTE, OR OTHERWISE, AND WHETHER BROUGHT BY OR AGAINST THE CORPORATION OF ANY PARTICIPANT.

Section 12.5 Derivative Suits. No shareholder may institute or maintain a derivative proceeding unless (i) the shareholder (a) was a shareholder of the Corporation at the time of the act or omission complained of; or (b) became a shareholder by operation of law originating from a person that was a shareholder at the time of the act or omission complained of; (ii) the shareholder fairly and adequately represents the interests of the Corporation in enforcing the right of the Corporation; and (iii) at the time the derivative proceeding is instituted, the shareholder beneficially owns at least three percent (3%) of the outstanding shares of the Corporation.

Section 12.5 Shareholder Notice and Consent. Any person or entity which voted for or affirmatively ratified this Certificate of Formation, or who purchased, acquired, or holds any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article Twelve.

ARTICLE THIRTEEN

This document becomes effective when the document is filed by the secretary of state.

ARTICLE FOURTEEN

The name and address of the organizer of the Corporation is Jaymes Winters, 1900 N. Pearl Street, Suite 1750, Dallas, TX.

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned also affirms that, to the best knowledge of the undersigned, the name provided as the name of the filing entity does not falsely imply an affiliation with a governmental entity. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

[___________________], 2026
Jaymes Winters, Chief Executive Officer

APPENDIX E

BYLAWS

OF

SOLIDION TECHNOLOGY, INC.

Solidion Technology, Inc., a Texas for-profit corporation (the “Corporation”), hereby adopts these Bylaws.

ARTICLE I

OFFICES

Section 1.1. Registered Office. The registered office of the Corporation shall be as described in the Certificate of Formation as from time to time amended or as set forth in the last effective Statement of Change of Registered Office/Agent filed with the Secretary of State of Texas, whichever is applicable.

Section 1.2. Additional Offices. The Corporation may, in addition to its registered office in the State of Texas, have such other offices and places of business, both within and outside the State of Texas, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

SHAREHOLDERS MEETINGS

Section 2.1. Annual Meetings. The annual meeting of shareholders shall be held at such place, either within or without the State of Texas, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided, that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the shareholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2. Special Meetings. Subject to the rights of the holders of any outstanding series of Preferred Stock and to the requirements of applicable law or as otherwise prescribed by the Certificate of Formation, as amended from time to time, special meetings of shareholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer, or the holders of at least fifty percent (50%) of all shares entitled to vote at the proposed special meeting. Special meetings of shareholders shall be held at such place, either within or without the State of Texas, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided, that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). If no designation is so made, meetings of the shareholders shall be held at the principal office of the Corporation.

Section 2.3. Notices. Notice of each shareholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each shareholder entitled to vote thereat as of the record date for determining the shareholders entitled to notice of the meeting by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the Texas Business Organizations Code (the “TBOC”). Notwithstanding the preceding paragraph, notice of a shareholder meeting regarding a fundamental business transaction (as defined by Texas law) must be given to each shareholder of the Corporation not later than 21 days prior to the meeting, regardless of the shareholder’s right to vote on the matter. Notice of such action shall comply with any other requirements set by law. If said notice is for a shareholders’ meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of shareholders as to which notice has been given may be postponed, and any meeting of shareholders called by the Chairman of the Board or Chief Executive Officer and as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4. Quorum. Except as otherwise provided by applicable law, the Corporation’s Certificate of Formation, as the same may be amended or restated from time to time (the “Certificate of Formation”), or these Bylaws (these “Bylaws”), the presence, in person or by proxy, at a shareholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the shareholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The shareholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5. Voting of Shares.

(a) Voting Lists. The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare not later than the 11th day before every meeting of shareholders, a complete list of the shareholders of record entitled to vote at such meeting and showing the address and the number of shares registered in the name of each shareholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If a meeting of shareholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of shareholders.

(b) Manner of Voting. At any shareholders meeting, every shareholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by shareholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided, that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the shareholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of shareholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy, but no such proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period in writing. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted.

Without limiting the manner in which a shareholder may authorize another person or persons to act for such shareholder as proxy, either of the following shall constitute a valid means by which a shareholder may grant such authority.

(i)	A shareholder may execute a writing authorizing another person or persons to act for such shareholder as proxy. Execution may be accomplished by the shareholder or such shareholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii)	A shareholder may authorize another person or persons to act for such shareholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided, that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a shareholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) Required Vote. Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of shareholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the shareholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Formation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e) Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of shareholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of shareholders or any adjournment thereof and to make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6. Adjournments. Any meeting of shareholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the shareholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.7. Advance Notice for Business.

(a) Annual Meetings of Shareholders. No business may be transacted at an annual meeting of shareholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by any shareholder of the Corporation or group of shareholders of the Corporation who (x) either individually, or in the aggregate, satisfy the eligibility requirements set forth in the Certificate of Formation, and (y) comply with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i)	In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for shareholder action. Subject to Section 2.7(a)(iii), a shareholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting and (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 2.7(a).

(ii)	To be in proper written form, a shareholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such shareholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such shareholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such shareholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such shareholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such shareholder, (E) any material interest of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii)	The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a shareholder as to any proposal (other than nominations) if the shareholder has notified the Corporation of such shareholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such shareholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any shareholder of any such business. If the Board or the chairman of the annual meeting determines that any shareholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting of shareholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv)	In addition to the provisions of this Section 2.7(a), a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c) Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8. Conduct of Meetings. The chairman of each annual and special meeting of shareholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of shareholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of shareholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9. Written Consents in Lieu of Meeting. Any action required by the TBOC to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of all the shares entitled to vote with respect to the action that is the subject of the consent.

ARTICLE III

DIRECTORS

Section 3.1. Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Formation or by these Bylaws required to be exercised or done by the shareholders. Directors need not be shareholders or residents of the State of Texas. Subject to the Certificate of Formation, the number of directors shall be fixed exclusively by resolution of the Board.

Section 3.2. Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any shareholder of the Corporation (A) who is a shareholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of shareholders entitled to vote at such meeting and (B) who complies with the notice procedures set forth in this Section 3.2.

(b) In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the shareholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting and (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 3.2.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of shareholders, a shareholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d) To be in proper written form, a shareholder’s notice to the Secretary must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation, if any, that are owned beneficially or of record by the person, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, without regard to the application of the Exchange Act to either the nomination or the Corporation; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such shareholder among such shareholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such shareholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e) If the Board or the chairman of the meeting of shareholders determines that any nomination was not made in accordance with the provisions of this Section 3.2 or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f) In addition to the provisions of this Section 3.2, a shareholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Formation.

Section 3.3. Compensation. Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

Section 3.4. Newly Created Directorships and Vacancies. Unless otherwise provided by the Certificate of Formation, newly created directorships resulting from an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose, or by the Board for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board may not fill more than two (2) directorships during the period between any two (2) successive annual meetings of shareholders. Any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by shareholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

ARTICLE IV

BOARD MEETINGS

Section 4.1. Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual shareholders meeting at the place of the annual shareholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2. Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Texas) as shall from time to time be determined by the Board.

Section 4.3. Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or Chief Executive Officer and (b) shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of at least a majority of directors then in office, as the case may be, and shall be held at such time, date and place (within or without the State of Texas) as may be determined by the person calling the meeting or, if called upon the request of directors, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission (if consented to by such Board member) and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Formation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4. Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Formation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5. Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6. Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1. Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2. Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by the TBOC and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. and allowed under the TBOC. No committee shall have the authority to authorize a distribution or to authorize the issuance of shares of the Corporation unless the resolution designating a particular committee expressly so provides. The designation of a committee of the Board and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed by law.

Section 5.3. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

Section 5.4. Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Formation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article IV of these Bylaws.

ARTICLE VI

OFFICERS

Section 6.1. Officers. The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman, President, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, if any, as may be prescribed by the appointing officer.

(a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the shareholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.

(b) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The position of Chief Executive Officer and President may be held by the same person.

(c) President. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

(d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e) Secretary.

(i)	The Secretary shall attend all meetings of the shareholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii)	The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the shareholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(g) Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(h) Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

Section 6.2. Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3. Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4. Multiple Officeholders; Shareholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Formation or these Bylaws otherwise provide; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Formation or these Bylaws to be executed, acknowledged or verified by two or more parties. Officers need not be shareholders or residents of the State of Texas.

ARTICLE VII

SHARES

Section 7.1. Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the TBOC.

Section 7.2. Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3. Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4. Consideration and Payment for Shares.

(a) Subject to applicable law and the Certificate of Formation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b) Subject to applicable law and the Certificate of Formation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5. Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation an affidavit of lost stock certificate, and bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6. Transfer of Stock.

(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i)	in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii)	(A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii)	the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

(iv)	the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v)	such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7. Registered Shareholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8. Effect of the Corporation’s Restriction on Transfer.

(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the TBOC and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares prior to or within a reasonable time after the issuance or transfer of such shares.

Section 7.9. Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

Section 8.1. Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the TBOC requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of a written affirmation by the covered person of the covered person’s good faith belief that such person has met the standard of conduct necessary for indemnification under the TBOC, and a written undertaking (hereinafter an “undertaking”) by or on behalf of the Indemnitee to repay the amount so advanced if the final determination is that the Indemnitee has not met the required standard of conduct set forth in the TBOC or that indemnification is prohibited by the TBOC.

Section 8.3. Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4. Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Formation, these Bylaws, an agreement, a vote of shareholders or disinterested directors, or otherwise.

Section 8.5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.

Section 8.6. Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.7. Amendments. Any repeal or amendment of this Article VIII by the Board or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the shareholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.

Section 8.8. Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith did not have reasonable cause to believe their conduct was unlawful (in the case of a criminal proceeding), and reasonably believed, in the case of conduct in the person’s official capacity, that the conduct was in the corporation’s best interests; and in all other cases, that the conduct was not opposed to the corporation’s best interests for purposes of Chapter 8 of the TBOC.

Section 8.9. Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 8.10. Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Place of Meetings. If the place of any meeting of shareholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2. Fixing Record Dates.

(a) In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b) In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3. Means of Giving Notice.

(a) Notice to Directors. Whenever under applicable law, the Certificate of Formation, or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission consented to by the applicable director, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (A) if given by hand delivery, orally, or by telephone, when actually received by the director, (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (D) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (E) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (F) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Notice to Shareholders. Whenever under applicable law, the Certificate of Formation or these Bylaws notice is required to be given to any shareholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the shareholder, to the extent permitted by, and subject to the conditions set forth in Chapter 21 of the TBOC. A notice to a shareholder shall be deemed given as follows: (A) if given by hand delivery, when actually received by the shareholder, (B) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the stock ledger of the Corporation, (C) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the stock ledger of the Corporation, and (D) if given by a form of electronic transmission consented to by the shareholder to whom the notice is given and otherwise meeting the requirements set forth above, (1) if by facsimile transmission, when directed to a number at which the shareholder has consented to receive notice, (2) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice, (3) if by a posting on an electronic network together with separate notice to the shareholder of such specified posting, upon the later of (x) such posting and (y) the giving of such separate notice, and (z) if by any other form of electronic transmission, when directed to the shareholder. A shareholder may revoke such shareholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

Section 9.4. Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Formation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5. Meeting Attendance via Remote Communication Equipment.

(a) Shareholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, shareholders entitled to vote at such meeting and proxy holders not physically present at a meeting of shareholders may, by means of remote communication:

(i)	participate in a meeting of shareholders; and

(ii)	be deemed present in person and vote at a meeting of shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided, that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such shareholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Formation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened

Section 9.6. Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Formation.

Section 9.7. Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8. Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board, Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9. Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10. Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11. Books and Records. The books and records of the Corporation may be kept within or outside the State of Texas at such place or places as may from time to time be designated by the Board.

Section 9.12. Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13. Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14. Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, or any other officer authorized by the Board. Any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15. Amendments. The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Formation, the affirmative vote of the holders of at least a majority of the voting (except as otherwise provided in Section 8.7) power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter or repeal the Bylaws.

PROXY CARD

SOLIDION TECHNOLOGY, INC.
PROXY FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on November 18, 2026, at 11:00 a.m., Central Time: The Proxy Statement is available at www.proxyvote.com.

The undersigned hereby appoints Jaymes Winters as proxy of the undersigned to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Solidion Technology, Inc. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on Wednesday, November 18, 2026 at 11:00 a.m. Central Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated October 6, 2026, a copy of which has been received by the undersigned, as set forth below.

The Board of Directors of the Company recommends a vote FOR all of the nominees listed in Proposal 1 below and FOR Proposals 2, 3 and 4 below.

1.	Election of three Class I director nominees: Jaymes Winters, Karin-Joyce (KJ) Tjon, and Mark Schwartz, to serve until the 2029 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

a.	Jaymes Winters	For ☐	Withhold ☐

b.	Karin-Joyce (KJ) Tjon	For ☐	Withhold ☐

c.	Mark Schwartz	For ☐	Withhold ☐

2.	Ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For ☐	Against ☐	Abstain ☐

3.	To approve an amendment to the Solidion Technology, Inc. 2023 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan by 975,000 shares.

For ☐	Against ☐	Abstain ☐

4.	Approval of the redomestication of the Company from Delaware to Texas by a Plan of Conversion (the “Plan of Conversion”) attached as Appendix C to this proxy statement (the “Conversion Proposal”).

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:______
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes        No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.